Exhibit 99.1

Supplemental Package
For the Quarter Ended September 30, 2017

Forest City Realty Trust, Inc. and Subsidiaries - Supplemental Package
Third Quarter 2017
This supplemental package, together with other statements and information publicly disseminated by us, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ, perhaps materially, from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of our Form 10-Q for the quarterly period ended September 30, 2017 and our Form 10-K for the year ended December 31, 2016 and other factors that might cause differences, some of which could be material, include, but are not limited to, the uncertain outcome, impact, effects and results of our Board of Directors’ review of operating, strategic, financial and structural alternatives, our ability to carry out future transactions and strategic investments, as well as the acquisition related costs, unanticipated difficulties realizing benefits expected when entering into a transaction,our ability to qualify or to remain qualified as a REIT, our ability to satisfy REIT distribution requirements, the impact of issuing equity, debt or both, and selling assets to satisfy our future distributions required as a REIT or to fund capital expenditures, future growth and expansion initiatives, the impact of the amount and timing of any future distributions, the impact from complying with REIT qualification requirements limiting our flexibility or causing us to forego otherwise attractive opportunities beyond rental real estate operations, the impact of complying with the REIT requirements related to hedging, our lack of experience operating as a REIT, legislative, administrative, regulatory or other actions affecting REITs, including positions taken by the Internal Revenue Service, the possibility that our Board of Directors will unilaterally revoke our REIT election, the possibility that the anticipated benefits of qualifying as a REIT will not be realized, or will not be realized within the expected time period, the impact of current lending and capital market conditions on our liquidity, our ability to finance or refinance projects or repay our debt, the impact of the slow economic recovery on the ownership, development and management of our commercial real estate portfolio, general real estate investment and development risks, litigation risks, vacancies in our properties, risks associated with developing and managing properties in partnership with others, competition, our ability to renew leases or re-lease spaces as leases expire, illiquidity of real estate investments, our ability to identify and transact on chosen strategic alternatives for a portion of our retail portfolio, bankruptcy or defaults of tenants, anchor store consolidations or closings, the impact of terrorist acts and other armed conflicts, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our revolving credit facility, term loan and senior debt, exposure to hedging agreements, the level and volatility of interest rates, the continued availability of tax-exempt government financing, our ability to receive payment on the notes receivable issued by Onexim in connection with their purchase of our interests in the Barclays Center and the Nets, the impact of credit rating downgrades, effects of uninsured or underinsured losses, effects of a downgrade or failure of our insurance carriers, environmental liabilities, competing interests of our directors and executive officers, the ability to recruit and retain key personnel, risks associated with the sale of tax credits, downturns in the housing market, the ability to maintain effective internal controls, compliance with governmental regulations, increased legislative and regulatory scrutiny of the financial services industry, changes in federal, state or local tax laws and international trade agreements, volatility in the market price of our publicly traded securities, inflation risks, cybersecurity risks, cyber incidents, shareholder activism efforts, conflicts of interest, risks related to our organizational structure including operating through our Operating Partnership and our UPREIT structure, as well as other risks listed from time to time in our SEC filings, including but not limited to, our annual and quarterly reports. We have no obligation to revise or update any forward-looking statements, other than as imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

Corporate Description
We principally engage in the operation, development, management and acquisition of office, apartment and retail real estate and land throughout the United States. We have approximately $8.1 billion of consolidated assets in 20 states and the District of Columbia at September 30, 2017. Our core markets include Boston, Chicago, Dallas, Denver, Los Angeles, Philadelphia and the greater metropolitan areas of New York City, San Francisco and Washington D.C. We have regional offices in Boston, Dallas, Denver, Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters in Cleveland, Ohio.
Segments
Real Estate Operations represents the performance of our core rental real estate portfolio and is comprised of the following reportable operating segments:

•	Office - owns, acquires and operates office and life science buildings.

•	Apartments - owns, acquires and operates upscale and middle-market apartments, adaptive re-use developments and subsidized senior housing.

•	Retail - owns, acquires and operates amenity retail within our mixed-use projects, regional malls and specialty/urban retail centers .
The remaining reportable operating segments consist of the following:

•
Development - develops and constructs office and life science buildings, apartments, condominiums, amenity retail, regional malls, specialty/urban retail centers and mixed-use projects. The Development segment includes recently opened operating properties prior to stabilization and the horizontal development and sale of land to residential, commercial and industrial customers primarily at our Stapleton project in Denver, Colorado.

•	Corporate - provides executive oversight to the company and various support services for Operations, Development and Corporate employees.

•
Other - owned and operated several non-core investments, including the Barclays Center, a sports and entertainment arena located in Brooklyn, New York (“Arena”) (sold in January 2016), our equity method investment in the Brooklyn Nets (the “Nets”) (sold in January 2016), and military housing operations (sold in February 2016).

Segment Transfers
The Development segment includes projects in development and projects under construction along with recently opened operating properties prior to stabilization. Projects will be reported in their applicable operating segment (Office, Apartments or Retail) beginning on January 1 of the year following stabilization. Therefore, the Development segment will continue to report results from recently opened properties until the year-end following initial stabilization. We generally define stabilized properties as achieving 92% or greater occupancy or having been open and operating for one or two years, depending on the size of the project. Once a stabilized property is transferred to the applicable Operations segment on January 1, it will be considered “comparable” beginning on the following January 1.
Company Operations
We are organized as a Real Estate Investment Trust (“REIT”) for federal income tax purposes. We hold substantially all of our assets, and conduct substantially all of our business, through the Operating Partnership. We are the sole general partner of the Operating Partnership and directly or indirectly own all of the limited partnership interests in the Operating Partnership.
We hold and operate certain of our assets through one or more taxable REIT subsidiaries (“TRSs”). A TRS is a subsidiary of a REIT subject to applicable corporate income tax. Our use of TRSs enables us to continue to engage in certain businesses while complying with REIT qualification requirements and allows us to retain income generated by these businesses for reinvestment without the requirement of distributing those earnings. The primary businesses held in TRSs include 461 Dean Street, an apartment building in Brooklyn, New York, South Bay Galleria, Antelope Valley Mall and Mall at Robinson, regional malls in Redondo Beach, California, Palmdale, California and Pittsburgh, Pennsylvania, respectively, Pacific Park Brooklyn project, land development operations, Barclays Center arena (sold in January 2016), the Nets (sold in January 2016) and military housing operations (sold in February 2016). In the future, we may elect to reorganize and transfer certain assets or operations from our TRSs to other subsidiaries, including qualified REIT subsidiaries.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

Supplemental Financial and Operating Information
We recommend this supplemental package be read in conjunction with our Form 10-Q for the three and nine months ended September 30, 2017. This supplemental package contains consolidated financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). We also present certain financial information at total company ownership because we believe this information is useful to financial statement users as this method reflects the manner in which we operate our business. We believe financial information and other operating metrics at total company ownership including net asset value (“NAV”) components, net operating income (“NOI”), comparable NOI, comparable NOI margins, Funds From Operations (“FFO”), Operating FFO, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA and Net Debt to Adjusted EBITDA are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our financial statement users can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures or information shown at total company ownership are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.

The operating information contained in this document includes: occupancy data, retail sales data, leasing summaries, comparable NOI, comparable NOI margins, core market NOI, reconciliation of earnings (loss) before income taxes to NOI, reconciliation of net earnings to FFO, reconciliation of FFO to Operating FFO, reconciliation of NOI to Operating FFO, reconciliation of net earnings to EBITDA, Operating FFO bridges, historical trends and our development pipeline. We believe this information gives interested parties a better understanding and more information about our operating performance. The term “comparable,” which is used throughout this document, is generally defined as including stabilized properties open and operated in the three and nine months ended September 30, 2017 and 2016. We believe occupancy data, retail sales data, leasing spreads on office and retail properties, and rental rate information represent meaningful operating statistics about us.

This supplemental package also contains financial information of entities consolidated under GAAP (“Fully Consolidated Entities”), financial information on our partners’ share of entities consolidated under GAAP (“Noncontrolling Interest”) and financial information on our share of entities accounted for using the equity method of accounting (“Company Share of Unconsolidated Entities”). We believe disclosing financial information on Fully Consolidated Entities, Noncontrolling Interest and Company Share of Unconsolidated Entities is essential to allow our financial statement users the ability to arrive at our total company ownership of all of our real estate investments, whether or not we “control” the investment under GAAP.

Financial information related to Fully Consolidated Entities, Noncontrolling Interest and Company Share of Unconsolidated Entities is included in the Appendix section of this supplemental package.

Net Asset Value Components
We disclose components of our business relevant to calculate NAV, a non-GAAP measure. There is no directly comparable GAAP financial measure to NAV. We consider NAV to be a useful supplemental measure which assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. NAV components are shown at our total company ownership. We believe disclosing the components at total company ownership is essential to estimate NAV, as they represent our estimated proportionate amount of assets and liabilities the Company is entitled to.

The components of NAV do not consider the potential changes in rental and fee income streams or development platform. The components include non-GAAP financial measures, such as NOI, and information related to our rental properties business at the Company’s share. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP measures as supplementary information to evaluate our business.

FFO
FFO, a non-GAAP measure, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors impact net earnings in the short-term, we believe FFO presents a consistent view of the overall financial performance of our business from period-to-period since the core of our business is the recurring operations of our portfolio of real estate assets. Management believes that the exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the Company’s core assets and assists in comparing those operating results between periods. Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes ratably over time. Since real estate values have historically risen or fallen with market conditions, many real estate investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets and impairment of depreciable real estate, management believes that FFO, along with the required GAAP presentations, provides another measurement of the Company’s performance relative to its competitors and an additional basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

The majority of our peers in the publicly traded real estate industry report operations using FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is defined by NAREIT as net earnings excluding the following items at our ownership: i) gain (loss) on full or partial disposition of rental properties, divisions and other investments (net of tax); ii) non-cash charges for real estate depreciation and amortization; iii) impairment of depreciable real estate (net of tax); and iv) cumulative or retrospective effect of change in accounting principle (net of tax).

Operating FFO
In addition to reporting FFO, we report Operating FFO, a non-GAAP measure, as an additional measure of our operating performance. We believe it is appropriate to adjust FFO for significant items driven by transactional activity and factors relating to the financial and real estate markets, rather than factors specific to the on-going operating performance of our properties. We use Operating FFO as an indicator of continuing operating results in planning and executing our business strategy. Operating FFO should not be considered to be an alternative to net earnings computed under GAAP as an indicator of our operating performance and may not be directly comparable to similarly-titled measures reported by other companies.

We define Operating FFO as FFO adjusted to exclude: i) impairment of non-depreciable real estate; ii) write-offs of abandoned development projects and demolition costs; iii) income recognized on state and federal historic and other tax credits; iv) gains or losses from extinguishment of debt; v) change in fair market value of nondesignated hedges; vi) gains or losses on change in control of interests; vii) the adjustment to recognize rental revenues and rental expense using the straight-line method; viii) participation payments to ground lessors on refinancing of our properties; ix) other transactional items; x) the Nets pre-tax FFO; and xi) income taxes on FFO.

EBITDA
EBITDA, a non-GAAP measure, is defined as net earnings excluding the following items at our company share: i) non-cash charges for depreciation and amortization; ii) interest expense; iii) amortization of mortgage procurement costs; and iv) income taxes. EBITDA may not be directly comparable to similarly-titled measures reported by other companies. We use EBITDA as the starting point in order to calculate Adjusted EBITDA as described below.

Adjusted EBITDA
We define Adjusted EBITDA, a non-GAAP measure, as EBITDA adjusted to exclude: i) impairment of real estate; ii) gains or losses from extinguishment of debt; iii) gain (loss) on full or partial disposition of rental properties, development projects and other investments; iv) gains or losses on change in control of interests; v) other transactional items, including organizational transformation and termination benefits; and vi) the Nets pre-tax EBITDA. We believe EBITDA, Adjusted EBITDA and net debt to Adjusted EBITDA provide additional information in evaluating our credit and ability to service our debt obligations. Adjusted EBITDA is used by the chief operating decision maker and management to assess operating performance and resource allocations by segment and on a consolidated basis. Management believes Adjusted EBITDA gives the investment community a further understanding of the Company’s operating results, including the impact of general and administrative expenses and acquisition-related expenses, before the impact of investing and financing transactions and facilitates comparisons with competitors. However, Adjusted EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating Adjusted EBITDA and, accordingly, the Company’s Adjusted EBITDA may not be comparable to other REITs.

Net Debt to Adjusted EBITDA
Net Debt to Adjusted EBITDA, a non-GAAP measure, is defined as total debt, net at our company share (total debt includes outstanding borrowings on our revolving credit facility, our term loan facility, convertible senior debt, net, nonrecourse mortgages and notes payable, net) less cash and equivalents, at our company share, divided by Adjusted EBITDA. Net Debt to Adjusted EBITDA is a supplemental measure derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors use versions of this ratio in a similar manner. The Company’s method of calculating the ratio may be different from methods used by other REITs and, accordingly, may not be comparable to other REITs.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

NOI
NOI, a non-GAAP measure, reflects our share of the core operations of our rental real estate portfolio, prior to any financing activity. NOI is defined as revenues less operating expenses at our ownership within our Office, Apartments, Retail, and Development segments, except for revenues and cost of sales associated with sales of land held in these segments. The activities of our Corporate and Other segments do not involve the operations of our rental property portfolio and therefore are not included in NOI.

We believe NOI provides important information about our core operations and, along with earnings before income taxes, is necessary to understand our business and operating results. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, revenues and cost of sales associated with sales of land, other non-property income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating office, apartment and retail real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. We use NOI to evaluate our operating performance on a portfolio basis since NOI allows us to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant mix have on our financial results. Investors can use NOI as supplementary information to evaluate our business. In addition, management believes NOI provides useful information to the investment community about our financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry. NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, our GAAP measures, and may not be directly comparable to similarly-titled measures reported by other companies.

Comparable NOI
We use comparable NOI, a non-GAAP measure, as a metric to evaluate the performance of our office, apartment and retail properties. This measure provides a same-store comparison of operating results of all stabilized properties that are open and operating in all periods presented. Non-capitalizable development costs and unallocated management and service company overhead, net of service fee revenues, are not directly attributable to an individual operating property and are considered non-comparable NOI. In addition, certain income and expense items at the property level, such as lease termination income, real estate tax assessments or rebates, certain litigation expenses incurred and any related legal settlements and NOI impacts of changes in ownership percentages, are excluded from comparable NOI. Other properties and activities such as Arena, federally assisted housing, military housing, straight-line rent adjustments and participation payments as a result of refinancing transactions are not evaluated on a comparable basis and the NOI from these properties and activities is considered non-comparable NOI.

Comparable NOI is an operating statistic defined as NOI from stabilized properties operated in all periods presented. We believe comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and is used to assess operating performance and resource allocation of the operating properties. While property dispositions, acquisitions or other factors impact net earnings in the short term, we believe comparable NOI presents a consistent view of the overall performance of our operating portfolio from period to period. A reconciliation of earnings (loss) before income taxes, the most comparable financial measure calculated in accordance with GAAP, to NOI, a reconciliation of NOI to earnings (loss) before income taxes for each operating segment and a reconciliation from NOI to comparable NOI are included in this supplemental package.

Comparable NOI margin information is an operating statistic derived from comparable NOI as a percentage of revenues associated with comparable NOI. We believe comparable NOI margins are useful in evaluating revenue enhancements and expense management on our comparable properties while also assessing the execution of our business strategies.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

Corporate Headquarters
Forest City Realty Trust, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2016, can be found on our website under SEC Filings or may be obtained without charge upon written request to:
Jeffrey B. Linton
Senior Vice President - Corporate Communication
JeffLinton@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Michael E. Lonsway
Executive Vice President - Planning
MikeLonsway@forestcity.net
Investor Presentations
We periodically post updated investor presentations on the Investors page of our website at www.forestcity.net. It is possible the periodic updates may include information deemed to be material. Therefore, we encourage investors, the media, and other interested parties to review the Investors page of our website at www.forestcity.net for the most recent investor presentation.
Transfer Agent and Registrar
Wells Fargo
Shareowner Services
P.O. Box 64854
St. Paul, MN 55164-9440
(800) 468-9716
www.shareowneronline.com
NYSE Listings
FCEA - Class A Common Stock ($.01 par value)
Dividend Reinvestment and Stock Purchase Plan
We offer our shareholders the opportunity to purchase additional shares of common stock through the Forest City Realty Trust, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”). You may obtain a copy of the Plan prospectus and an enrollment card by contacting Wells Fargo Shareowner Services at (800) 468-9716 or by visiting www.shareowneronline.com.

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Consolidated Balance Sheets – (Unaudited)

	September 30, 2017	December 31, 2016
	(in thousands)
Assets
Real Estate
Completed rental properties
Office	$3,470,475	$3,603,480
Apartments	2,553,942	2,586,720
Retail	289,374	288,582
Total Operations	6,313,791	6,478,782
Recently-Opened Properties/Redevelopment	953,709	622,939
Corporate	12,998	10,626
Total completed rental properties	7,280,498	7,112,347
Projects under construction
Office	77,995	110,526
Apartments	248,577	399,332
Retail	—	6,457
Total projects under construction	326,572	516,315
Projects under development
Operating properties	2,087	1,637
Office	99,971	103,598
Apartments	97,826	113,430
Retail	—	—
Total projects under development	199,884	218,665
Total projects under construction and development	526,456	734,980
Land inventory	58,664	68,238
Total Real Estate	7,865,618	7,915,565
Less accumulated depreciation	(1,500,128)	(1,442,006)
Real Estate, net	6,365,490	6,473,559
Cash and equivalents	193,675	174,619
Restricted cash	141,021	149,300
Accounts receivable, net	201,413	208,563
Notes receivable	430,090	383,163
Investments in and advances to unconsolidated entities	543,504	564,779
Lease procurement costs, net	62,964	66,065
Prepaid expenses and other deferred costs, net	66,519	73,987
Intangible assets, net	114,272	134,562
Total Assets	$8,118,948	$8,228,597

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Consolidated Balance Sheets – (Unaudited)

	September 30, 2017	December 31, 2016
	(in thousands)
Liabilities and Equity
Liabilities
Nonrecourse mortgage debt and notes payable, net
Completed rental properties
Office	$1,075,086	$1,152,425
Apartments	1,361,532	1,396,088
Retail	138,725	141,160
Total Operations	2,575,343	2,689,673
Recently-Opened Properties/Redevelopment	487,514	292,083
Total completed rental properties	3,062,857	2,981,756
Projects under construction
Office	—	37,660
Apartments	57,261	69,996
Retail	—	—
Total projects under construction	57,261	107,656
Projects under development
Operating properties	—	—
Office	—	—
Apartments	9,171	31,421
Retail	—	—
Total projects under development	9,171	31,421
Total projects under construction and development	66,432	139,077
Land inventory	—	—
Nonrecourse mortgage debt and notes payable, net	3,129,289	3,120,833
Revolving credit facility	—	—
Term loan, net	333,568	333,268
Convertible senior debt, net	112,523	112,181
Construction payables	84,581	137,738
Operating accounts payable and accrued expenses	535,649	562,784
Accrued derivative liability	15,864	26,202
Total Accounts payable, accrued expenses and other liabilities	636,094	726,724
Cash distributions and losses in excess of investments in unconsolidated entities	105,719	150,592
Total Liabilities	4,317,193	4,443,598
Equity
Stockholders’ Equity
Stockholders’ equity before accumulated other comprehensive loss	3,366,329	3,298,248
Accumulated other comprehensive loss	(10,631)	(14,410)
Total Stockholders’ Equity	3,355,698	3,283,838
Noncontrolling interest	446,057	501,161
Total Equity	3,801,755	3,784,999
Total Liabilities and Equity	$8,118,948	$8,228,597

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Consolidated Statements of Operations – (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
Revenues
Rental	$167,682	$162,257	$496,095	$487,986
Tenant recoveries	26,671	33,755	80,735	93,989
Service and management fees	8,152	17,027	29,642	38,220
Parking and other	9,253	14,166	34,212	43,564
Arena	—	—	—	—
Land sales	21,786	10,325	45,308	22,479
Subsidized Senior Housing	—	—	—	—
Military Housing	—	—	—	3,518
Total revenues	233,544	237,530	685,992	689,756
Expenses
Property operating and management	71,961	87,460	228,912	258,815
Real estate taxes	21,748	21,682	64,305	67,748
Ground rent	3,837	3,780	11,491	10,866
Arena operating	—	—	—	—
Cost of land sales	13,301	3,148	22,996	5,190
Subsidized Senior Housing operating	—	—	—	—
Military Housing operating	—	—	—	2,730
Corporate general and administrative	16,480	17,917	46,081	51,779
Organizational transformation and termination benefits	2,633	8,092	14,021	22,493
	129,960	142,079	387,806	419,621
Depreciation and amortization	60,194	62,892	189,496	188,521
Write-offs of abandoned development projects and demolition costs	—	10,058	1,596	10,058
Impairment of real estate	44,288	142,261	44,288	156,825
Total expenses	234,442	357,290	623,186	775,025
Operating Income (loss)	(898)	(119,760)	62,806	(85,269)
Interest and other income	20,361	11,980	40,529	32,665
Net gain on disposition of interest in unconsolidated entities	—	—	—	—
Interest expense	(31,597)	(34,060)	(88,473)	(101,130)
Amortization of mortgage procurement costs	(1,338)	(1,314)	(4,067)	(4,395)
Loss on extinguishment of debt	—	—	(2,843)	(29,084)
Earnings (loss) before income taxes and earnings from unconsolidated entities	(13,472)	(143,154)	7,952	(187,213)
Equity in earnings	8,295	6,433	23,834	25,520
Net gain on disposition of interest in unconsolidated entities	28,828	—	81,782	12,613
Impairment	(10,600)	(306,400)	(10,600)	(306,400)
	26,523	(299,967)	95,016	(268,267)
Earnings (loss) before income taxes	13,051	(443,121)	102,968	(455,480)
Income tax expense (benefit) of taxable REIT subsidiaries
Current	304	525	4,817	1,774
Deferred	—	—	—	393
	304	525	4,817	2,167
Earnings (loss) before gain on disposal of real estate	12,747	(443,646)	98,151	(457,647)
Net gain (loss) on disposition of interest in development project	—	—	(113)	136,117
Net gain (loss) on disposition of full or partial interests in rental properties, net of tax	(256)	14,067	13,573	103,085
Earnings (loss) from continuing operations	12,491	(429,579)	111,611	(218,445)
Discontinued operations, net of tax
Operating loss from rental properties	—	—	—	(1,126)
Gain on disposition of disposal group	—	—	—	64,553
Equity in earnings (loss)	—	—	—	(822)
	—	—	—	62,605
Net earnings (loss)	12,491	(429,579)	111,611	(155,840)
Noncontrolling interests, gross of tax
Earnings from continuing operations attributable to noncontrolling interests	(7,037)	(1,282)	(8,487)	(5,163)
Loss from discontinued operations attributable to noncontrolling interests	—	—	—	776
	(7,037)	(1,282)	(8,487)	(4,387)
Net earnings (loss) attributable to Forest City Realty Trust, Inc.	$5,454	$(430,861)	$103,124	$(160,227)

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Net Asset Value Components – September 30, 2017

Completed Rental Properties - Operations
	Q3 2017		Net Stabilized	Stabilized	Annualized	Nonrecourse
(Dollars in millions)	NOI (1)		Adjustments (2)	NOI	Stabilized NOI (3)	Debt, net (4)
Operations	A		B	=A+B
Office Real Estate
Life Science
Cambridge	$17.2		$3.3	$20.5	$82.0	$(503.9)
Other Life Science	3.8		—	3.8	15.2	(100.3)
New York
Manhattan	13.8		—	13.8	55.2	—
Brooklyn	24.2		—	24.2	96.8	(406.4)
Other Office	7.9	—	0.1	8.0	32.0	(202.9)
Subtotal Office	$66.9		$3.4	$70.3	$281.2	$(1,213.5)
Apartment Real Estate
Apartments, Core Markets	$35.4	—	$(0.3)	$35.1	$140.4	$(1,338.1)
Apartments, Non-Core Markets	11.9		—	11.9	47.6	(325.8)
Subtotal Apartment Product Type	$47.3		$(0.3)	$47.0	$188.0	$(1,663.9)
Federally Assisted Housing (5)	1.5		(0.6)	0.9	3.6	(34.5)
Subtotal Apartments	$48.8		$(0.9)	$47.9	$191.6	$(1,698.4)
Retail Real Estate
QIC	$20.3		$(0.1)	$20.2	$80.8	$(680.8)
Madison	6.3	—	(0.3)	6.0	24.0	(239.9)
Other Retail	13.1	—	(2.4)	10.7	42.8	(479.3)
Subtotal Retail	$39.7		$(2.8)	$36.9	$147.6	$(1,400.0)
Subtotal	$155.4		$(0.3)	$155.1	$620.4	$(4,311.9)
Straight-line rent adjustments	2.1		—	2.1	8.4	—
Other Operations	(0.2)		—	(0.2)	(0.8)	—
Total Operations	$157.3		$(0.3)	$157.0	$628.0	$(4,311.9)

Development
Recently-Opened Properties/Redevelopment	$2.8		$7.7	$10.5	$42.0	$(311.3)
Straight-line rent adjustments	0.6		—	0.6	2.4	—
Other Development	(4.1)	—	—	(4.1)	(16.4)	—
Total Development	$(0.7)		$7.7	$7.0	$28.0	$(311.3)
					Book Value (4)
Projects under construction (6)					$208.6	$(59.4)
Projects under development					$282.8	$(166.0)
Land inventory:
Stapleton					$46.8	$—
Commercial Outlots					$7.8	$—
Other Tangible Assets
Cash and equivalents					$226.4
Restricted cash					$209.1
Accounts receivable, net (7)					$252.0
Notes receivable					$468.1
Net investments and advances to unconsolidated entities					$38.4
Prepaid expenses and other deferred costs, net					$77.0
Recourse Debt and Other Liabilities
Revolving credit facility					$—
Term loan, net					$(333.6)
Convertible senior debt, net					$(112.5)
Less: convertible debt					$112.5
Construction payables					$(104.6)
Operating accounts payable and accrued expenses (8)					$(631.7)
Share Data (in millions)
Diluted weighted average number of shares for the three months ended September 30, 2017					273.7

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Net Asset Value Components – September 30, 2017 (continued)

(1)	Q3 2017 Earnings Before Income Taxes is reconciled to NOI for the three months ended September 30, 2017 in the Supplemental Operating Information section of this supplemental package.

(2)	The net stabilized adjustments column represents adjustments assumed to arrive at an estimated annualized stabilized NOI. We include stabilization adjustments to the Q3 2017 NOI as follows:

a)
Due to the redevelopment of 26 Landsdowne Street (Life Science Office - Cambridge), we have included a stabilization adjustment to the Q3 2017 NOI to arrive at our estimate of annualized stabilized NOI prior to the commencement of our current redevelopment.

b)
Due to the temporary decline in occupancy at 45/75 Sidney Street (Life Science Office - Cambridge), we have included a stabilization adjustment to the Q3 2017 NOI to arrive at our estimate of stabilized NOI. The vacated space has been leased and became occupied on October 1, 2017.

c)
Due to quarterly fluctuations of NOI as a result of distribution restrictions from our limited-distribution federally assisted housing properties, we have included a stabilization adjustment to the Q3 2017 NOI to arrive at our estimate of stabilized NOI. Our estimate of stabilized NOI is based on the 2016 annual NOI of $3.6 million, which excludes NOI related to 30 properties in this portfolio sold during the nine months ended September 30, 2017.

d)	Partial period NOI for recently sold properties has been removed in the Operations Segments.

e)
As a result of the signed definitive agreements to dispose of our 10 regional malls and 12 specialty retail centers to QIC and Madison International, respectively, we have adjusted Q3 2017 NOI to reflect the agreed upon NOI in which the applicable purchase prices are based on. The combined retail portfolios are expected to transact at a weighted average cap rate of 5.1%. The Madison information above excludes 42nd Street, which is expected to close after resolution of a ground rent dispute with the City of New York and is included  with Other Retail on the NAV Component Schedule.

f)	Due to the planned transfer of Boulevard Mall (Other Retail) to the lender in a deed-in-lieu transaction, we have removed NOI and nonrecourse debt, net, related to this property.

g)
For recently-opened properties currently in initial lease-up periods included in the Development Segment, NOI is reflected at 5% of the company ownership cost. This assumption does not reflect our anticipated NOI, but rather is used in order to establish a hypothetical basis for an estimated valuation of leased-up properties. The following properties are currently in their initial lease-up periods:

	Cost at 100%	Cost at Company Share	Lease Commitment % as of
Property			October 26, 2017
	(in millions)
Office:
The Bridge at Cornell Tech (New York Office)	$164.1	$164.1	50%
1812 Ashland Ave (Other Life Science)	$61.2	$61.2	75%
Total Office	$225.3	$225.3
Apartments:
Axis (Core Market)	$140.4	$41.8	11%
VYV (Non-Core Market)	$214.3	$107.1	8%
38 Sixth Avenue (Core Market)	$202.7	$50.1	0%
535 Carlton (Core Market)	$168.1	$41.7	51%
Eliot on 4th (Core Market)	$138.3	$42.6	54%
NorthxNorthwest (Core Market)	$115.0	$33.5	41%
461 Dean Street (Core Market)	$151.3	$151.3	90%
The Bixby (Core Market)	$59.2	$11.8	99%
Blossom Plaza (Core Market)	$100.6	$30.0	92%
The Yards - Arris (Core Market)	$143.2	$42.9	95%
Total Apartments	$1,433.1	$552.8
Retail
The Yards - District Winery	$10.6	$10.6	100%
Grand Total	$1,669.0	$788.7
NOI attributable to Kapolei Lofts, an apartment community on land in which we lease, is not included in NOI from lease-up properties. We consolidate the land lessor, who is entitled to a preferred return that currently exceeds anticipated operating cash flow of the project, and therefore, this project is reflected at 0% for company-share purposes.  In accordance with the waterfall provisions of the distribution Agreement, we expect to share in the net proceeds upon a sale of the project, which is not currently reflected on the NAV component schedule.

h)
Due to the redevelopment of Ballston Quarter (Development Segment; Recently-Opened Properties/Redevelopment), we have included a stabilization adjustment to the Q3 2017 NOI to arrive at $2.6 million, our estimate of annualized stabilized NOI prior to the commencement of our current redevelopment.

The net stabilized adjustments are not comparable to any GAAP measure and therefore do not have a reconciliation to the nearest comparable GAAP measure.

(3)	Company ownership annualized stabilized NOI is calculated by taking the Q3 2017 stabilized NOI times a multiple of four.

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

(4)
Amounts represent the company’s share of each respective balance sheet line item as of September 30, 2017 and may be calculated using the financial information contained in the Appendix of this supplemental package. Due to the planned transfer of Boulevard Mall to the lender, we have removed nonrecourse debt, net, of $91.1 million related to this property.

(5)
Represents the remaining 17 federally assisted housing apartment communities. We previously signed a master purchase and sale agreement to dispose of this portfolio and expect to receive net proceeds of approximately $65 million. As of September 30, 2017, 30 properties have closed, representing $57.0 million in net proceeds.

(6)	We have removed the following from projects under construction:

a.	$29.8 million, which represents the costs on the balance sheet associated with the ongoing redevelopment of Ballston Quarter. NOI for this is stabilized under Recently-Opened Properties/Redevelopment.

b.	$29.5 million, which represents costs on the balance sheet associated with the phased openings of Axis ($20.4 million) and 38 Sixth Avenue ($9.1 million).

c.	$77.7 million, which represents costs on the balance sheet associated with vacant space not ready for its intended use at The Bridge at Cornell Tech.

(7)	Includes $149.8 million of straight-line rent receivable (net of $9.1 million of allowance for doubtful accounts).

(8)	Includes $62.7 million of straight-line rent payable.

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Net Asset Value Components - Stabilized NOI - Q2 2017 vs. Q3 2017
The following represents the quarterly change in stabilized NOI used to estimate NAV, as a result of recent property openings and sales, as well as other portfolio changes. GAAP reconciliations for the beginning period can be found in prior supplemental packages furnished with the SEC and are available on our website at www.forestcity.net.

Net Asset Value Components - Stabilized NOI
		Stabilized Adjustments

	Q2 2017	Property	Property	Portfolio	Q3 2017
(Dollars in millions)	Stabilized NOI	Openings	Sales	NOI Changes	Stabilized NOI
Operations
Office Real Estate
Life Science
Cambridge	$20.2	$—	$—	$0.3	$20.5
Other Life Science	3.6	—	—	0.2	3.8
New York
Manhattan	13.9	—	—	(0.1)	13.8
Brooklyn	24.7	—	—	(0.5)	24.2
Other Office	7.2	—	(0.1)	0.9	8.0
Subtotal Office	$69.6	$—	$(0.1)	$0.8	$70.3
Apartment Real Estate
Apartments, Core Markets	$35.7	$—	$(0.5)	$(0.1)	$35.1
Apartments, Non-Core Markets	11.9	—	—	—	11.9
Subtotal Apartment Product Type	$47.6	$—	$(0.5)	$(0.1)	$47.0
Federally Assisted Housing (5)	1.7	—	(0.8)	—	0.9
Subtotal Apartments	$49.3	$—	$(1.3)	$(0.1)	$47.9
Retail Real Estate
QIC	$19.9	$—	$—	$0.3	$20.2
Madison	6.9	—	—	(0.9)	6.0
Other Retail	10.2	—	—	0.5	10.7
Subtotal Retail	$37.0	$—	$—	$(0.1)	$36.9
Subtotal	$155.9	$—	$(1.4)	$0.6	$155.1
Straight-line rent adjustments	3.8	—	—	(1.7)	2.1
Other Operations	(1.5)	—	—	1.3	(0.2)
Total Operations	$158.2	$—	$(1.4)	$0.2	$157.0

Development Pipeline
Development
Recently-Opened Properties/Redevelopment	$6.4	$4.7	$—	$(0.6)	$10.5
Straight-line rent adjustments	0.1	—	—	0.5	0.6
Other Development	(7.1)	—	—	3.0	(4.1)
Total Development	$(0.6)	$4.7	$—	$2.9	$7.0
Grand Total	$157.6	$4.7	$(1.4)	$3.1	$164.0

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Occupancy Data
Office and retail segment occupancy data represents leased occupancy at the end of the quarter. Leased occupancy percentage is calculated by dividing the sum of the total tenant occupied space under the lease and vacant space under the lease by gross leasable area (“GLA”). Occupancy data includes leases with original terms of one year or less.

	Leased Occupancy
	As of September 30,
Office	2017	2016
Comparable	96.8%	96.9%
Total	95.8%	94.7%
Retail
Comparable	93.8%	94.9%
Total	93.7%	94.3%
Apartment segment occupancy data represents economic occupancy, which is calculated by dividing the period-to-date gross potential rent less vacancy by gross potential rent. Apartment occupancy data excludes limited-distribution subsidized senior housing units.

	Economic Occupancy
	Nine Months Ended September 30,
Apartments	2017	2016
Comparable	94.1%	94.3%
Total	94.1%	94.3%
The graph below provides comparable leased and economic occupancy data as reported in previous quarters. Prior period amounts may differ from above since the properties qualifying as comparable change from period to period.
Comparable Occupancy Percentage Trend

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Retail Sales Data
The following provides retail sales data for small shop inline tenants at our regional malls. We believe this data allows investors to better understand the productivity of our small shop inline tenants.
The graph below represents regional mall sales for tenants that were open and operating for the duration of each rolling 12-month period presented. Those tenants that have begun and/or ceased operations in the rolling 12-month periods shown are not included.

FCRT Regional Mall Sales per Square Foot (1) (2)
Rolling 12-month basis for periods presented

(1)
All sales data is derived from schedules provided by our tenants and is not subject to the same internal control and verification procedures applied to other data supplied in this supplemental package.

(2)
The increase for the rolling 12-months ended March 31, 2017 over the prior periods is primarily due to the exclusion of sales data at Boulevard Mall, which is planned to be transfered to the lender in a deed-in-lieu transaction during 2017. With the comparable exclusion of Boulevard Mall sales data, sales per square foot for the rolling 12-months ended September 30, 2016 and December 31, 2016 would have been $561 and $567, respectively.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Leasing Summary
Office Buildings
The following table represents those new leases and GLA signed on the same space in which there was a former tenant and existing tenant renewals along with all other new leases signed within the rolling 12-month period.

	Same-Space Leases					Other New Leases
Quarter	Number of Leases Signed	GLA Signed	Contractual Rent Per SF (1)	Expired Rent Per SF (1)	Cash Basis % Change over Prior Rent	Number of Leases Signed	GLA Signed	Contractual Rent Per SF (1)	Total GLA Signed
Q4 2016	12	88,740	$20.36	$21.46	(5.1)%	3	3,549	$25.27	92,289
Q1 2017	15	148,260	$62.17	$51.85	19.9%	5	13,128	$25.04	161,388
Q2 2017	20	290,759	$64.60	$57.69	12.0%	5	27,326	$42.07	318,085
Q3 2017	7	53,516	$35.23	$31.42	12.1%	2	6,209	$18.34	59,725
Total	54	581,275	$54.52	$48.22	13.1%	15	50,212	$33.50	631,487

Retail Centers
The following tables represent those new leases and GLA signed and rent per square foot (“SF”) on the same space in which there was a former tenant and existing tenant renewals.
Regional Malls

Quarter	Number of Leases Signed	GLA Signed	Contractual Rent Per SF (1)	Expired Rent Per SF (1)	Cash Basis % Change over Prior Rent
Q4 2016	14	53,130	$153.75	$137.47	11.8%
Q1 2017	12	36,475	$140.81	$110.97	26.9%
Q2 2017	22	70,685	$69.77	$58.09	20.1%
Q3 2017	17	33,986	$100.22	$87.42	14.6%
Total	65	194,276	$111.40	$94.86	17.4%

(1)
Office and Retail contractual rent per square foot includes base rent and fixed additional charges for common area maintenance and real estate taxes as of rental commencement. Retail contractual rent per square foot also includes fixed additional marketing/promotional charges. For all expiring leases, contractual rent per square foot includes any applicable escalations.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Apartment Communities
The following tables present leasing information of our apartment communities. Prior period amounts may differ from data as reported in previous quarters since the properties that qualify as comparable change from period to period.

Quarterly Comparison

		Monthly Average Apartment Rental Rates (2)			Economic Apartment Occupancy
Comparable Apartment	Leasable Units	Three Months Ended September 30,			Three Months Ended September 30,
Communities (1)	at Company % (3)	2017	2016	% Change	2017	2016	% Change
Core Markets	8,735	$2,035	$2,007	1.4%	94.3%	94.3%	0.0%
Non-Core Markets	7,954	$1,013	$992	2.1%	93.5%	93.4%	0.1%
Total Comparable Apartments	16,689	$1,548	$1,522	1.7%	94.1%	94.0%	0.1%

Year-to-Date Comparison

		Monthly Average Apartment Rental Rates (2)			Economic Apartment Occupancy
Comparable Apartment	Leasable Units	Nine Months Ended September 30,			Nine Months Ended September 30,
Communities (1)	at Company % (3)	2017	2016	% Change	2017	2016	% Change
Core Markets	8,735	$2,016	$1,992	1.2%	94.6%	95.0%	(0.4)%
Non-Core Markets	7,954	$1,002	$981	2.1%	92.9%	92.8%	0.1%
Total Comparable Apartments	16,689	$1,532	$1,509	1.5%	94.1%	94.3%	(0.2)%

Sequential Comparison

		Monthly Average Apartment Rental Rates (2)			Economic Apartment Occupancy
		Three Months Ended			Three Months Ended
Comparable Apartment	Leasable Units	September 30,	June 30,		September 30,	June 30,
Communities (1)	at Company % (3)	2017	2017	% Change	2017	2017	% Change
Core Markets	8,735	$2,035	$2,013	1.1%	94.3%	95.2%	(0.9)%
Non-Core Markets	7,954	$1,013	$999	1.4%	93.5%	93.5%	0.0%
Total Comparable Apartments	16,689	$1,548	$1,530	1.2%	94.1%	94.7%	(0.6)%

(1)
Includes stabilized apartment communities completely opened and operated in the periods presented. These apartment communities include units leased at affordable apartment rates which provide a discount from average market rental rates. For the three months ended September 30, 2017, 15.2% of leasable units in core markets and 4.9% of leasable units in non-core markets were affordable housing units. Excludes limited-distribution federally assisted housing units.

(2)	Represents gross potential rent less concessions.

(3)	Leasable units represent our share of comparable leasable units at the apartment community.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Comparable NOI

	Three Months Ended	Nine Months Ended
	September 30, 2017	September 30, 2017
Office	4.3%	1.8%
Apartments	5.0%	2.3%
Retail	0.3%	(0.4)%
Total	3.5%	1.4%
The tables below provide the percentage change of Comparable NOI as reported in previous quarters. GAAP reconciliations for previous periods can be found in prior supplemental packages furnished to the SEC and are available on our website at www.forestcity.net.

Quarterly Historical Trends
	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Office	4.3%	1.4%	(1.4)%	(0.4)%	(0.4)%
Apartments	5.0%	2.3%	(0.3)%	1.1%	1.8%
Retail	0.3%	(1.0)%	(1.2)%	(2.9)%	1.6%
Total	3.5%	1.1%	(1.0)%	(0.7)%	0.8%

Annual Historical Trends
	Years Ended			11 Months Ended
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Office	3.6%	4.9%	6.6%	(6.4)%
Apartments	3.3%	4.7%	4.3%	4.7%
Retail	2.6%	5.1%	2.6%	3.6%
Total	3.2%	4.9%	4.8%	(0.2)%
The table below provides comparable NOI margins for our Operations segments. Properties included in prior periods may differ from the current year since properties qualifying as comparable change from period to period.

Year-to-Date and Annual Historical Trends - Margins on Comparable NOI
	Nine Months Ended	Years Ended
	September 30, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Office Segment
Life Science	68.1%	60.1%	58.7%	58.5%
New York
Manhattan	74.0%	73.5%	72.1%	73.2%
Brooklyn	53.0%	53.0%	51.4%	50.5%
Other Office	61.6%	55.6%	53.8%	53.4%
Total Office Segment	61.9%	59.0%	57.3%	57.1%
Apartment Segment
Core Markets	62.1%	61.6%	60.8%	60.7%
Non-Core Markets	50.2%	48.9%	46.3%	47.0%
Total Apartment Segment	58.6%	57.8%	56.7%	56.7%
Retail Segment
Regional Malls	59.7%	60.2%	58.5%	61.1%
Specialty Retail Centers	61.2%	58.7%	48.7%	47.8%
Total Retail Segment	60.2%	59.7%	55.0%	55.6%
Total	60.4%	58.9%	56.4%	56.6%

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

NOI (Non-GAAP) Detail (in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2017	2016	% Change	2017	2016	% Change
Office Segment
Comparable NOI	64,783	62,090	4.3%	195,654	192,262	1.8%
Non-Comparable NOI	2,099	4,187		13,753	14,143
Office Product Type NOI	66,882	66,277		209,407	206,405
Other NOI (1)	2,781	2,773		9,010	4,645
Total Office Segment	69,663	69,050		218,417	211,050
Apartment Segment
Comparable NOI	46,693	44,485	5.0%	138,678	135,597	2.3%
Non-Comparable NOI	531	439		1,448	(115)
Apartment Product Type NOI	47,224	44,924		140,126	135,482
Federally Assisted Housing	1,532	4,622		9,813	14,961
Other NOI (1)	(869)	951		(2,692)	(2,375)
Total Apartment Segment	47,887	50,497		147,247	148,068
Retail Segment
Comparable NOI	37,076	36,971	0.3%	111,420	111,900	(0.4)%
Non-Comparable NOI	2,622	3,220		7,239	11,193
Retail Product Type NOI	39,698	40,191		118,659	123,093
Other NOI (1)	56	(733)		(682)	1,253
Total Retail Segment	39,754	39,458		117,977	124,346
Operations
Comparable NOI	148,552	143,546	3.5%	445,752	439,759	1.4%
Non-Comparable NOI (2)	5,252	7,846		22,440	25,221
Product Type NOI	153,804	151,392		468,192	464,980
Federally Assisted Housing	1,532	4,622		9,813	14,961
Other NOI (1):
Straight-line rent adjustments	2,133	2,441		8,776	7,421
Other Operations	(165)	550		(3,140)	(3,898)
	1,968	2,991		5,636	3,523
Total Operations	157,304	159,005		483,641	483,464
Development Segment
Recently-Opened Properties/Redevelopment	2,803	1,523		1,739	2,405
Other Development (3)	(3,544)	(3,491)		(16,847)	(22,724)
Total Development Segment	(741)	(1,968)		(15,108)	(20,319)
Other Segment	—	—		—	2,502
Grand Total	$156,563	$157,037		$468,533	$465,647

(1)	Includes straight-line rent adjustments, participation payments as a result of refinancing transactions on our properties and management and service company overhead, net of service fee revenues.

(2)
Non-comparable NOI includes lease termination income of $618 and $6,219 for the three and nine months ended September 30, 2017, compared with $612 and $1,325 for the three and nine months ended September 30, 2016.

(3)	Includes straight-line adjustments, non-capitalizable development overhead and other costs on our development projects.

Percentage of NOI by Product Type (dollars in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2017		2016		2017		2016
	NOI	% of Total	NOI	% of Total	NOI	% of Total	NOI	% of Total
Office Segment	$66,882	43.5%	$66,277	43.8%	$209,407	44.7%	$206,405	44.4%
Apartment Segment	47,224	30.7%	44,924	29.7%	140,126	29.9%	135,482	29.1%
Retail Segment	39,698	25.8%	40,191	26.5%	118,659	25.4%	123,093	26.5%
Total Product Type NOI	$153,804		$151,392		$468,192		$464,980

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Summary of Corporate General and Administrative and Other NOI (in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2017	2016	Change	2017	2016	Change
Corporate General and Administrative	$(16,480)	$(17,917)	$1,437	$(46,081)	$(51,779)	$5,698
Other Operations NOI	(165)	550	(715)	(3,140)	(3,898)	758
Other Development NOI	(3,544)	(8,991)	5,447	(16,847)	(28,224)	11,377
	$(20,189)	$(26,358)	$6,169	$(66,068)	$(83,901)	$17,833
Ballston Quarter development fee	—	5,500	(5,500)	—	5,500	(5,500)
Total	$(20,189)	$(20,858)	$669	$(66,068)	$(78,401)	$12,333

Year-to-Date and Annual Historical Trends
GAAP reconciliations for previous periods can be found in prior supplemental packages furnished to the SEC and are available on our website at www.forestcity.net.

	Nine Months Ended	Years Ended
	September 30, 2017	December 31, 2016	December 31, 2015
	(in thousands)	(in thousands)
Corporate General and Administrative	$(46,081)	$(62,683)	$(51,974)
Other Operations NOI	(3,140)	(629)	(18,051)
Other Development NOI	(16,847)	(34,176)	(41,499)
	$(66,068)	$(97,488)	$(111,524)
Ballston Quarter development fee	—	5,500	—
Total	$(66,068)	$(91,988)	$(111,524)

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Core Market NOI
(dollars in thousands)

Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016

Product Type NOI	$468,192	Product Type NOI	$464,980
Federally Assisted Housing	9,813	Federally Assisted Housing	14,961
Other NOI (3):		Other NOI (3):
Straight-line rent adjustments	8,776	Straight-line rent adjustments	7,421
Other Operations	(3,140)	Other Operations	(3,898)
	5,636		3,523
Recently-Opened Properties/Redevelopment	1,739	Recently-Opened Properties/Redevelopment	2,405
Development Segment (4)	(16,847)	Development Segment (4)	(22,724)
Other Segment	—	Other Segment	2,502
Grand Total NOI	$468,533	Grand Total NOI	$465,647

(1)	Includes Richmond, Virginia.

(2)	Represents Regional Malls located in Non-Core Markets. Regional Malls located in Core Markets are included in their applicable Core Markets.

(3)	Includes straight-line rent adjustments, participation payments as a result of refinancing transactions on our properties and management and service company overhead, net of service fee revenues.

(4)	Includes straight-line adjustments, non-capitalizable development overhead and other costs on our development projects.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of Earnings (Loss) Before Income Taxes (GAAP) to Net Operating Income (non-GAAP) (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Earnings (loss) before income taxes (GAAP)	$13,051	$(443,121)	$102,968	$(455,480)
(Earnings) loss from unconsolidated entities	(26,523)	299,967	(95,016)	268,267
Earnings (loss) before income taxes and earnings from unconsolidated entities	(13,472)	(143,154)	7,952	(187,213)
Land sales	(21,786)	(10,325)	(45,308)	(22,479)
Cost of land sales	13,301	3,148	22,996	5,190
Other land development revenues	(1,781)	(2,636)	(4,748)	(6,780)
Other land development expenses	2,977	1,993	7,575	6,738
Corporate general and administrative expenses	16,480	17,917	46,081	51,779
Organizational transformation and termination benefits	2,633	8,092	14,021	22,493
Depreciation and amortization	60,194	62,892	189,496	188,521
Write-offs of abandoned development projects and demolition costs	—	10,058	1,596	10,058
Impairment of real estate	44,288	142,261	44,288	156,825
Interest and other income	(20,361)	(11,980)	(40,529)	(32,665)
Interest expense	31,597	34,060	88,473	101,130
Amortization of mortgage procurement costs	1,338	1,314	4,067	4,395
Loss on extinguishment of debt	—	—	2,843	29,084
NOI related to unconsolidated entities (1)	51,738	53,259	160,467	164,757
NOI related to noncontrolling interest (2)	(10,583)	(9,862)	(30,737)	(27,384)
NOI related to discontinued operations (3)	—	—	—	1,198
Net Operating Income (Non-GAAP)	$156,563	$157,037	$468,533	$465,647

(1) NOI related to unconsolidated entities:
Equity in earnings (GAAP)	$8,295	$6,433	$23,834	$25,520
Exclude non-NOI activity from unconsolidated entities:
Land and non-rental activity, net	(4,001)	(478)	(5,580)	(3,149)
Interest and other income	(2,117)	(592)	(4,093)	(1,347)
Write offs of abandoned development projects and demolition costs	1,179	—	1,926	—
Depreciation and amortization	24,558	23,642	71,585	68,785
Interest expense and extinguishment of debt	23,824	24,254	72,795	74,948
NOI related to unconsolidated entities	$51,738	$53,259	$160,467	$164,757

(2) NOI related to noncontrolling interest:
Earnings from continuing operations attributable to noncontrolling interests (GAAP)	$(7,037)	$(1,282)	$(8,487)	$(5,163)
Exclude non-NOI activity from noncontrolling interests:
Land and non-rental activity, net	3,565	911	4,943	1,973
Interest and other income	514	382	1,486	1,151
Depreciation and amortization	(6,432)	(5,967)	(20,609)	(16,216)
Interest expense and extinguishment of debt	(4,585)	(3,906)	(12,119)	(8,944)
Gain (loss) on disposition of full or partial interests in rental properties and interest in unconsolidated entities	3,392	—	4,049	(185)
NOI related to noncontrolling interest	$(10,583)	$(9,862)	$(30,737)	$(27,384)

(3) NOI related to discontinued operations:
Operating loss from discontinued operations, net of tax (GAAP)	$—	$—	$—	$(1,126)
Less loss from discontinued operations attributable to noncontrolling interests	—	—	—	776
Exclude non-NOI activity from discontinued operations (net of noncontrolling interest):
Depreciation and amortization	—	—	—	56
Interest expense	—	—	—	1,738
Income tax benefit	—	—	—	(246)
NOI related to discontinued operations	$—	$—	$—	$1,198

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of Net Earnings (Loss) (GAAP) to FFO (non-GAAP)
The table below reconciles net earnings, the most comparable GAAP measure, to FFO, a non-GAAP measure.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
Net earnings (loss) attributable to Forest City Realty Trust, Inc. (GAAP)	$5,454	$(430,861)	$103,124	$(160,227)
Depreciation and Amortization—real estate (2)	77,164	78,880	236,913	236,530
Gain on disposition of full or partial interests in rental properties	(25,180)	(14,067)	(91,498)	(125,815)
Impairment of depreciable rental properties	54,888	141,031	54,888	155,595
Income tax expense adjustment — current and deferred (3):
Gain on disposition of full or partial interests in rental properties	232	—	4,874	55,272
FFO attributable to Forest City Realty Trust, Inc. (Non-GAAP)	$112,558	$(225,017)	$308,301	$161,355
FFO Per Share - Diluted
Numerator (in thousands):
FFO attributable to Forest City Realty Trust, Inc.	$112,558	$(225,017)	$308,301	$161,355
If-Converted Method (adjustments for interest):
4.250% Notes due 2018	778	—	2,334	—
3.625% Notes due 2020	363	—	1,088	—
FFO for per share data	$113,699	$(225,017)	$311,723	$161,355
Denominator:
Weighted average shares outstanding—Basic	265,260,403	258,713,429	261,566,151	258,437,586
Effect of stock options, restricted stock and performance shares	1,735,881	—	1,458,634	1,221,719
Effect of convertible debt	5,153,214	—	5,153,242	—
Effect of convertible 2006 Class A Common Units	1,566,465	—	1,757,072	1,940,788
Weighted average shares outstanding - Diluted (1)	273,715,963	258,713,429	269,935,099	261,600,093
FFO Per Share - Diluted	$0.42	$(0.87)	$1.15	$0.62

(1)
For the three months ended September 30, 2016, the effect of 8,157,781 shares of dilutive securities was not included in the computation of diluted FFO per share because their effect is anti-dilutive due to the negative FFO for the quarter. For the nine months ended September 30, 2016, weighted-average shares issuable upon the conversion of convertible debt of 6,873,490 were not included in the computation of diluted FFO per share because their effect is anti-dilutive under the if-converted method. As a result, adjustments to FFO are not required for interest expense of $1,141,000 and $4,671,000 for the three and nine months September 30, 2016, respectively, related to these securities.

(2)	The following table provides detail of depreciation and amortization:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
Full Consolidation	$60,194	$62,892	$189,496	$188,521
Non-Real Estate	(687)	(762)	(2,078)	(2,335)
Real Estate Full Consolidation	59,507	62,130	187,418	186,186
Real Estate related to noncontrolling interest	(6,079)	(5,889)	(19,628)	(15,679)
Real Estate Unconsolidated	23,736	22,639	69,123	65,988
Real Estate Discontinued Operations	—	—	—	35
Real Estate at Company share	$77,164	$78,880	$236,913	$236,530

(3)	The following table provides detail of income tax expense (benefit):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
Income tax expense on FFO
Operating Earnings:
Current taxes	$72	$525	$135	$4,245
Deferred taxes	—	—	—	24,022
Total income tax expense on FFO	72	525	135	28,267
Income tax expense (benefit) on non-FFO
Disposition of full or partial interests in rental properties:
Current taxes	$232	$—	$4,874	$(4,351)
Deferred taxes	—	—	—	59,623
Total income tax expense on non-FFO	232	—	4,874	55,272
Grand Total	$304	$525	$5,009	$83,539

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of FFO to Operating FFO

	Three Months Ended September 30,			Nine Months Ended September 30,
	2017	2016	% Change	2017	2016	% Change
	(in thousands)			(in thousands)
FFO attributable to Forest City Realty Trust, Inc.	$112,558	$(225,017)		$308,301	$161,355
Impairment of non-depreciable real estate	—	307,630		—	307,630
Write-offs of abandoned development projects and demolition costs	1,179	10,058		3,522	10,058
Tax credit income	(3,916)	(3,081)		(9,128)	(9,025)
Loss on extinguishment of debt	—	—		4,468	29,933
Change in fair market value of nondesignated hedges	416	(42)		(1,387)	1,944
Net gain on disposition of interest in development project	—	—		—	(136,687)
Net gain on disposition of partial interest in other investment - Nets	—	—		—	(136,247)
Straight-line rent adjustments	(2,797)	(2,758)		(9,732)	(7,969)
Organizational transformation and termination benefits	2,633	8,092		14,021	22,493
Nets pre-tax FFO	—	—		—	1,400
Income tax expense on FFO	72	525		135	28,267
Operating FFO attributable to Forest City Realty Trust, Inc.	$110,145	$95,407	15.4%	$310,200	$273,152	13.6%
If-Converted Method (adjustments for interest) (in thousands):
4.250% Notes due 2018	778	778		2,334	3,028
3.625% Notes due 2020	363	363		1,088	1,643
Operating FFO attributable to Forest City Realty Trust, Inc. (If-Converted)	$111,286	$96,548		$313,622	$277,823
Weighted average shares outstanding - Diluted	273,715,963	266,871,210		269,935,099	268,473,583
Operating FFO per share - Diluted	$0.41	$0.36	13.9%	$1.16	$1.03	12.6%

Reconciliation of NOI to Operating FFO

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
NOI attributable to Forest City Realty Trust, Inc.	$156,563	$157,037	$468,533	$465,647
Land sales	36,191	9,303	82,374	21,561
Other land development revenues	1,753	2,650	4,818	6,444
Cost of land sales	(27,477)	(2,852)	(60,064)	(5,102)
Other land development expenses	(2,742)	(1,962)	(7,006)	(6,584)
Corporate general and administrative expenses	(16,480)	(17,917)	(46,081)	(51,779)
Interest and other income	21,964	12,190	43,136	32,861
Interest expense	(50,836)	(54,408)	(147,524)	(168,023)
Amortization of mortgage procurement costs	(1,807)	(2,239)	(5,548)	(6,676)
Non-real estate depreciation and amortization	(687)	(762)	(2,078)	(2,335)
Tax credit income	(3,916)	(3,081)	(9,128)	(9,025)
Change in fair market value of nondesignated hedges	416	(42)	(1,387)	1,944
Straight-line rent adjustments	(2,797)	(2,758)	(9,732)	(7,969)
Other	—	248	(113)	2,188
Operating FFO attributable to Forest City Realty Trust, Inc.	$110,145	$95,407	$310,200	$273,152

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of Net Earnings (GAAP) to EBITDA (non-GAAP)

Three Months Ended September 30,	Nine Months Ended September 30,
2017	2016	2017	2016
(in thousands)
Net earnings (loss) attributable to Forest City Realty Trust, Inc. (GAAP)	$5,454	$(430,861)	$103,124	$(160,227)
Depreciation and amortization	77,851	79,642	238,991	238,865
Interest expense (2)	50,836	54,408	147,524	168,023
Amortization of mortgage procurement costs	1,807	2,239	5,548	6,676
Income tax expense	304	525	5,009	83,539
EBITDA attributable to Forest City Realty Trust, Inc. (Non-GAAP)	$136,252	$(294,047)	$500,196	$336,876
Impairment of real estate	54,888	448,661	54,888	463,225
Net loss on extinguishment of debt	—	—	4,468	29,933
Net gain on disposition of interest in development project	—	—	—	(136,687)
Net gain on disposition of partial interest in other investment - Nets	—	—	—	(136,247)
Net gain on disposition of full or partial interests in rental properties	(25,180)	(14,067)	(91,498)	(125,815)
Nets pre-tax EBITDA	—	—	—	1,400
Organizational transformation and termination benefits	2,633	8,092	14,021	22,493
Adjusted EBITDA attributable to Forest City Realty Trust, Inc. (Non-GAAP)	$168,593	$148,639	$482,075	$455,178

As of September 30,	As of September 30,
2017	2016	2017	2016
(in thousands)
Nonrecourse mortgage debt and notes payable, net, at company share	$4,939,820	$5,685,413	$4,939,820	$5,685,413
Revolving credit facility	—	—	—	—
Term loan, net	333,568	—	333,568	—
Convertible senior debt, net	112,523	112,067	112,523	112,067
Total debt	$5,385,911	$5,797,480	$5,385,911	$5,797,480
Less cash and equivalents	(226,353)	(442,216)	(226,353)	(442,216)
Less cash and equivalents on assets held for sale	—	(1,215)	—	(1,215)
Net Debt	$5,159,558	$5,354,049	$5,159,558	$5,354,049
Net Debt to Adjusted EBITDA (Annualized) (1)	7.7	x	9.0	x	8.0	x	8.8	x

(1)
Adjusted EBITDA for the three months ended September 30, 2016 includes write-offs of abandoned development projects of $10,058 ($40,232 annualized). Excluding write-offs of development projects, Net Debt to Adjusted EBITDA for the three months ended September 30, 2016 would have been 8.4x.

(2)	The following table provides detail of interest expense:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
Full consolidation	$31,597	$34,060	$88,473	$101,130
Noncontrolling interest	(4,585)	(3,906)	(12,119)	(8,944)
Unconsolidated entities at Company share	23,824	24,254	71,170	74,099
Discontinued operations at Company share	—	—	—	1,738
Company share	$50,836	$54,408	$147,524	$168,023

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Operating FFO Bridge
Three Months Ended September 30, 2017 vs. Three Months Ended September 30, 2016
$130.0
$120.0
$110.0
$100.0
$90.0
$80.0
(in millions)
$95.4
8.6
7.2
6.2
5.0
2.4
2.3
(0.7)
(5.2)
(5.5)
(5.6)
$110.1
Three Months Ended Sept 30, 2016
Decreased Corporate/ mature portfolio interest
Westchester's Ridge Hill real estate tax credit
Change in Other NOI/ Corporate G&A
NOI on mature portfolio
Stapleton and other land sales
Property openings
Other
Property sales
2016 Ballston Quarter Development Fee
Capitalized Interest
Three Months Ended Sept 30, 2017

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Operating FFO Bridge
Nine Months Ended September 30, 2017 vs. Nine Months Ended September 30, 2016
(in millions)
$350.0
$330.0
$310.0
$290.0
$270.0
$250.0
$273.2
29.6
17.8
7.2
6.0
5.0
4.9
2.7
1.2
(5.5)
(14.7)
(17.2)
$310.2
Nine Months Ended Sept 30, 2016
Decreased Corporate/ mature portfolio interest
Change in Other NOI/ Corporate G&A
Westchester's Ridge Hill real estate tax credit
NOI on mature portfolio
Stapleton and other land sales
Lease termination income
Property openings
Other
2016 Ballston Quarter Development Fee
Property sales
Capitalized Interest
Nine Months Ended Sept 30, 2017

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Historical Trends

Through the implementation of our strategic plan, we approach our business by:

•	Focus on the Core: Aligning our business initiatives with our core markets and products as we develop, own and operate a high-quality real estate portfolio;

•	Sustainable Capital Structure: Improving our metrics by delevering our balance sheet and activating our existing pipeline; and

•	Operational Excellence: Using the strength of the enterprise to maximize efficiency, effectiveness and customer satisfaction through continuous business process improvements.

The tables below illustrate our progress as we continue to implement our strategic plan. The financial and operating data presented is as reported in previous year-end supplemental packages. GAAP reconciliations for previous years can be found in prior supplemental packages furnished to the SEC and are available on our website at www.forestcity.net.

Development ratio is defined as total assets (less accumulated depreciation) divided by total projects under construction and development and land inventory. Total debt includes outstanding borrowings on our revolving credit facility, our term loan, net, convertible senior debt, net, nonrecourse mortgages and notes payable, net. All metrics are reflected at company share.

*
NOI in our core and non-core markets include activity from our Federally Assisted Housing portfolio. Excluding these, NOI in our core and non-core markets would have been 90% and 10%, respectively, for the nine months ended September 30, 2017, as disclosed on page 21 of this supplemental package.

**
Represents data for the full year ended December 31, 2013, which is consistent with our calendar year-end adopted in 2013. As such, data for the year ended December 31, 2013 includes results for the month ended January 31, 2013, which was previously included in the financial results for the year ended January 31, 2013 in our supplemental package furnished with the SEC on March 27, 2013.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
Phased Openings and Projects Under Construction
September 30, 2017

						Cost at Completion (b)		Cost Incurred to Date (c)
		Anticipated	Legal				Cost at		Cost at
		Opening	Ownership		Company	Cost	Company	Cost	Company	No. of		Lease %
	Location	Date	(a)		% (a)	at 100%	Share	at 100%	Share	Units	GLA	(d)
						(in millions)
2017 Phased Openings
Apartments
Arizona State Retirement System Joint Venture:
Axis	Los Angeles, CA	Q3-17/Q2-18	30%		30%	$140.4	$41.8	$135.6	$46.5	391	15,000	11%
Greenland Joint Venture (e):
38 Sixth Ave	Brooklyn, NY	Q3-17/Q4-17	30%	(f)	30%	$202.7	$50.1	$162.2	$42.6	303	28,000	0%
Pacific Park - Parking (g)	Brooklyn, NY	Q1-17/Q1-18	30%	(f)	30%	46.2	4.1	39.2	2.1	—	—
						$248.9	$54.2	$201.4	$44.7	303	28,000
Total Phased Openings						$389.3	$96.0	$337.0	$91.2	694	43,000

Projects Under Construction
Apartments:
Arizona State Retirement System Joint Venture:
Ardan	Dallas, TX	Q1-18/Q2-18	30%		30%	$122.1	$36.2	$75.3	$25.7	389	4,250

Mint Town Center	Denver, CO	Q4-17/Q1-18	95%		95%	94.0	89.3	77.9	74.1	399	7,000
Ballston Quarter Residential	Arlington, VA	Q3-18/Q1-19	51%	(f)	51%	181.9	92.9	54.0	29.6	406	53,000
The Yards - The Guild	Washington, D.C.	Q1-19	0%	(h)	0%	94.5	0.0	35.6	0.0	191	6,000
Capper 769	Washington, D.C.	Q1-19	25%	(f)	25%	71.8	17.9	18.2	4.5	179	—
						$564.3	$236.3	$261.0	$133.9	1,564	70,250
Retail:
Ballston Quarter Redevelopment	Arlington, VA	Q3-18	51%	(f)	51%	86.7	44.2	48.4	29.8	—	307,000	42%
Total Projects Under Construction (i)						$651.0	$280.5	$309.4	$163.7

Estimated Initial Yield on Cost (j):							6.6% - 7.1%

See footnotes on the following page.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
Property Openings
September 30, 2017

						Cost at Completion (b)
		Date	Legal			Cost	Cost at	No. of
	Location	Opened	Ownership (a)		Company % (a)	at 100%	Company Share	Units	GLA	Lease % (d)
						(in millions)
2017 Property Openings
Office:
The Bridge at Cornell Tech	Roosevelt Island, NY	Q2-17	100%		100%	$164.1	$164.1	—	235,000	50%

Apartments:
VYV	Jersey City, NJ	Q3-17	50%	(f)	50%	$214.3	$107.1	421	9,000	8%
Greenland Joint Venture (e):
550 Vanderbilt (condominiums)	Brooklyn, NY	Q1-17/Q3-17	30%	(f)	30%	$362.7	$116.4	278	7,000
535 Carlton	Brooklyn, NY	Q1-17/Q2-17	30%	(f)	30%	168.1	41.7	298	—	51%
						$530.8	$158.1	576	7,000

461 Dean Street (k)	Brooklyn, NY	Q3-16/Q1-17	100%		100%	151.3	151.3	363	4,000	90%
The Bixby	Washington, D.C.	Q3-16/Q2-17	25%	(f)	25%	59.2	11.8	195	—	99%
Arizona State Retirement System Joint Venture:
Eliot on 4th	Washington, D.C.	Q1-17/Q3-17	30%		30%	$138.3	$42.6	365	5,000	54%
NorthxNorthwest	Philadelphia, PA	Q4-16/Q1-17	30%		30%	115.0	33.5	286	—	41%
						$253.3	$76.1	651	5,000
						$1,208.9	$504.4	2,206	25,000
Retail:
The Yards - District Winery	Washington, D.C.	Q3-17	100%		100%	$10.6	$10.6	—	16,150	100%
Total Property Openings						$1,383.6	$679.1

(a)	The Company invests in certain real estate projects through joint ventures and, at times, may provide funding at percentages that differ from the Company’s legal ownership.

(b)	Represents estimated project costs to achieve stabilization, at 100% and the Company’s share, respectively. Amounts exclude capitalized interest not allocated to the underlying joint venture.

(c)	Represents total capitalized project costs incurred to date, at 100% and the Company’s share, respectively, including all capitalized interest related to the development project.

(d)	Lease commitments as of October 26, 2017.

(e)
During the year ended December 31, 2016, the Company recorded an impairment related to our equity method investment in the Greenland Joint Venture, of which was partially allocated to the assets listed above. Costs at completion and incurred to date amounts at company share have been adjusted by this impairment.

(f)
Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of its investments in a VIE.

(g)	Expected to include 370 parking spaces.

(h)
Represents an apartment community under construction in which the Company has a 0% legal ownership interest. However, the Company is the project developer, on a fee basis. In addition, the Company has issued a project completion guarantee to the first mortgagee and is funding a portion of the construction costs through a mezzanine loan to the owner. As a result, the Company determined it was the primary beneficiary of this variable interest entity and has consolidated the project.

(i)	Of the remaining project costs, the Company has undrawn construction loan commitments, net of construction payables, of $134.3 million at the company’s share ($333.9 million at 100%).

(j)
Range of estimated initial yield on cost for projects under construction is calculated using estimated company-share initial stabilized NOI divided by the company’s share of project cost per above, net of anticipated subsidies and other cost adjustments.

(k)	During the three months ended September 30, 2017, the Company recorded an impairment related to 461 Dean Street of $44.3 million. Costs at completion has been adjusted by this impairment.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
Projects Under Development
September 30, 2017

Below is a summary of our active large scale development projects which are crucial to our long-term growth. While we cannot make any assurances on the timing or delivery of these projects, we believe our track record speaks to our ability to bring large, complex projects to fruition when there is demand and available construction financing. The projects listed below and other projects in core markets represent company ownership costs of $225.1 million ($167.6 million at full consolidation) of Projects Under Development on our balance sheet and company ownership mortgage debt, net of $166.0 million ($9.2 million at full consolidation).

1)	Pacific Park Brooklyn - Brooklyn, NY
Pacific Park Brooklyn, a 22-acre mixed-use project, is located adjacent to the state-of-the-art arena, Barclays Center. At full build-out, Pacific Park Brooklyn is expected to feature more than 6,400 units of housing, including 2,250 affordable units, and more than 8 acres of landscaped open space. Included in the square feet of residential entitlements is 250,000 square feet of amenity retail that will reside in the base of the various buildings. The project is also currently entitled for approximately 1 million square feet of office space. Current partially opened projects include 38 Sixth Ave, a 303-unit, 100% affordable rental building, and parking garages which are expected to include 370 parking spaces. 550 Vanderbilt, a 278-unit condominium building, 535 Carlton, a 100% affordable rental building with 298 apartment units, and 461 Dean Street, a 50% market-rate and 50% affordable rental building with 363 apartment units, are complete.

2)	The Yards - Washington, D.C.
The Yards is a fully entitled, 53-acre mixed-use project, located in the neighborhood of the Washington Nationals baseball park in the Capitol Riverfront District. At full build-out, the project is expected to include up to 3,000 residential units, 1.8 million square feet of office space and approximately 400,000 square feet of retail and dining space. The Yards features a 5.5-acre publicly funded public park that is a gathering place and recreational focus for the community. Current completed projects include 715 apartment units and 194,000 square feet of retail. Currently under construction is The Guild, a 191-unit apartment building. The District Winery, a 16,150 square-foot retail building, which is 100% leased to a single tenant, is complete.
3) Waterfront Station - Washington, D.C.
Located in Southwest Washington, D.C., Waterfront Station is adjacent to the Waterfront MetroRail station. At full build-out, Waterfront Station is expected to include 980 apartment units and approximately 50,000 square feet of retail stores and restaurants. Currently completed is a 365-unit apartment building, Eliot on 4th.
4) Pier 70 - San Francisco, CA
Pier 70 is a former shipyard on San Francisco’s eastern waterfront. Our master development area of 28 acres is a mixed-use project, which is expected to include 3.2 million total square feet, consisting of 900,000 to 1.8 million square feet of office space, approximately 360,000 square feet of traditional retail, local production, and cultural/community uses, 1,000 to 2,000 residential units, approximately 2,000 parking spaces and 7 acres of waterfront parks. The provided ranges for commercial and residential uses are the result of a flexible zoning approach taken with a select number of parcels, allowing either commercial or residential uses. Project entitlements are anticipated in Q4-2017 through the Port Commission, Planning Commission and Board of Supervisors.
5) 5M - San Francisco, CA
5M is a fully entitled, mixed-use project in downtown San Francisco. The project is comprised of an office building of approximately 633,000 square feet and an apartment building with approximately 295 residential units. 5M would create significant new open spaces for the neighborhood. The project is designed to house a dynamic ground-floor mix featuring local retail and arts, cultural and community uses.

6) Hudson Exchange - Jersey City, NJ
Hudson Exchange is a partnership with G&S Investors, the owner of an 18-acre parcel of land, three miles from downtown Manhattan in the waterfront section of Jersey City.  At full build-out, the project is expected to include up to 5,400 apartment units in twelve towers and 350,000 square feet of amenity retail and dining space. Currently completed is VYV, a 421-unit apartment building.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
Summary of Development Projects
September 30, 2017

Below is a summary of our active large scale development projects in core markets, as well as other projects in core and non-core markets along with the approximate related developable square footage, by product type. These development opportunities are in a wide range of various stages, including but not limited to, being entitled for its intended development purposes and ready for construction to merely being controlled through a land option. The other product type includes condominiums and hotels. Amounts exclude any currently open or under construction projects within the larger overall development project and are shown at 100% and our estimated ownership share.

Developable Square Feet	Square Feet at 100%					Square Feet at Company Share
	Office	Apartments	Retail	Other	Total	Office	Apartments	Retail	Other	Total	Projects under development balance
Development Projects - Core Markets											(in thousands)
Pacific Park Brooklyn - Brooklyn, NY	1,068,190	3,858,724	—	944,877	5,871,791	320,457	1,157,617	—	283,463	1,761,537	$55,003
The Yards - Washington, D.C.	1,838,702	2,060,342	263,384	471,897	4,634,325	1,838,702	2,038,290	263,384	471,897	4,612,273	69,016
Waterfront Station - Washington, D.C.	—	634,441	57,949	—	692,390	—	285,498	26,078	—	311,576	10,705
Pier 70 - San Francisco, CA	1,200,936	865,412	363,104	772,250	3,201,702	1,200,936	865,412	363,104	772,250	3,201,702	39,635
5M - San Francisco, CA	618,424	260,203	21,830	—	900,457	154,606	260,203	10,708	—	425,517	31,594
Stapleton - Denver, CO	3,494,444	2,260,722	200,000	270,000	6,225,166	3,145,000	2,034,650	180,000	243,000	5,602,650	—
Hudson Exchange - Jersey City, NJ	—	5,329,319	340,687	—	5,670,006	—	2,664,663	170,343	—	2,835,006	13,275
Other	414,344	935,000	252,373	—	1,601,717	62,152	467,500	233,356	—	763,008	5,848
	8,635,040	16,204,163	1,499,327	2,459,024	28,797,554	6,721,853	9,773,833	1,246,973	1,770,610	19,513,269	$225,076
Development Projects - Non Core Markets	1,590,895	374,217	99,744	—	2,064,856	1,590,895	374,217	99,744	—	2,064,856	33,450
Projects under development - Operating Properties	—	—	—	—	—	—	—	—	—	—	24,231
Total	10,225,935	16,578,380	1,599,071	2,459,024	30,862,410	8,312,748	10,148,050	1,346,717	1,770,610	21,578,125	$282,757
Land Inventory
Land inventory represents undeveloped land parcels we currently do not intend to hold for future vertical development. A summary of our land inventory follows:
Stapleton
Stapleton, a 90% owned entity, represents one of the nation’s largest urban redevelopments. At full build-out of 4,700 acres or 7.5 square miles, Stapleton is planned for more than 12,000 homes and apartments, 3 million square feet of retail and 10 million square feet of office/research and development/industrial space. Located 10 minutes east of Downtown Denver and 20 minutes from Denver International Airport, Stapleton is expected to be home to 30,000 residents and 35,000 workers when complete. As of September 30, 2017, we own 449 gross acres, of which 150 acres are saleable. We also have an option to purchase an additional 397 gross acres at Stapleton.
Commercial Outlots
Commercial outlots are primarily undeveloped parcels of land adjacent to our retail assets throughout the United States. These parcels are sold to third party operators that benefit from being in close proximity to the existing retail asset. Typically, these outlots have zoning and entitlements consistent with our retail asset.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial Information

Financial Covenants
Our revolving credit facility and term loan facility contain certain identical restrictive financial covenants. A summary of the key financial covenants as defined in the agreements, all of which we are compliant with at September 30, 2017, follows:

	Requirement Per Agreements	As of September 30, 2017		As of December 31, 2016
Credit Facility Financial Covenants
Maximum Total Leverage Ratio	≤65%	46.8%		49.5%
Maximum Secured Leverage Ratio	≤55%	43.2%		45.5%
Maximum Secured Recourse Leverage Ratio	≤15%	0.0%		0.0%
Maximum Unsecured Leverage Ratio	≤60%	17.9%		19.9%
Minimum Fixed Charge Coverage Ratio	≥1.50x	2.14	x	1.95	x
Minimum Unencumbered Interest Coverage Ratio	≥1.50x	6.93	x	10.07	x

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial Information

Nonrecourse Debt Maturities Table (dollars in thousands)
As of September 30, 2017

	Year Ending December 31, 2017				Year Ending December 31, 2018
	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share
Fixed:
Fixed-rate debt	$158,827	$9,885	$62,374	$211,316	$207,216	$7,819	$247,112	$446,509
Weighted average rate	6.14%	6.52%	5.57%	5.96%	4.53%	3.58%	4.95%	4.78%
Variable:
Variable-rate debt	31,940	4,320	586	28,206	186,035	112,251	216,911	290,695
Weighted average rate	3.92%	3.90%	3.78%	3.92%	3.71%	3.60%	5.26%	4.91%

Tax-Exempt	—	—	—	—	100,807	1,616	20,000	119,191
Weighted average rate	—	—	—	—	1.88%	1.80%	2.50%	1.98%
Total variable-rate debt	31,940	4,320	586	28,206	286,842	113,867	236,911	409,886
Total Nonrecourse Debt	$190,767	$14,205	$62,960	$239,522	$494,058	$121,686	$484,023	$856,395
Weighted Average Rate	5.77%	5.72%	5.55%	5.72%	3.68%	3.57%	4.99%	4.44%

	Year Ending December 31, 2019				Year Ending December 31, 2020
	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share
Fixed:
Fixed-rate debt	$105,340	$4,362	$30,949	$131,927	$159,192	$22,629	$166,062	$302,625
Weighted average rate	4.09%	4.25%	5.45%	4.40%	5.04%	4.36%	4.69%	4.90%
Variable:
Variable-rate debt	361,141	137,006	99,042	323,177	69,737	—	1,139	70,876
Weighted average rate	3.11%	2.99%	4.32%	3.53%	3.76%	—	2.97%	3.74%

Tax-Exempt	8,500	—	—	8,500	—	—	—	—
Weighted average rate	3.96%	—	—	3.96%	—	—	—	—
Total variable-rate debt	369,641	137,006	99,042	331,677	69,737	—	1,139	70,876
Total Nonrecourse Debt	$474,981	$141,368	$129,991	$463,604	$228,929	$22,629	$167,201	$373,501
Weighted Average Rate	3.34%	3.03%	4.59%	3.79%	4.65%	4.36%	4.67%	4.68%

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial Information

Scheduled Maturities Table: Nonrecourse Debt (dollars in thousands) (continued)
As of September 30, 2017

	Year Ending December 31, 2021				Thereafter
	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share
Fixed:
Fixed-rate debt	$171,301	$4,923	$60,532	$226,910	$1,041,039	$116,210	$1,297,428	$2,222,257
Weighted average rate	4.64%	3.49%	4.75%	4.69%	4.10%	4.43%	4.09%	4.08%
Variable:
Variable-rate debt	23,643	—	600	24,243	23,398	—	450	23,848
Weighted average rate	4.57%	—	1.97%	4.51%	3.44%	—	1.97%	3.41%

Tax-Exempt	—	—	—	—	513,657	142,244	184,070	555,483
Weighted average rate	—	—	—	—	1.87%	1.84%	2.17%	1.98%
Total variable-rate debt	23,643	—	600	24,243	537,055	142,244	184,520	579,331
Total Nonrecourse Debt	$194,944	$4,923	$61,132	$251,153	$1,578,094	$258,454	$1,481,948	$2,801,588
Weighted Average Rate	4.63%	3.49%	4.72%	4.68%	3.37%	3.01%	3.85%	3.65%

	Total
	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share
Fixed:
Fixed-rate debt	$1,842,915	$165,828	$1,864,457	$3,541,544
Weighted average rate	4.46%	4.47%	4.35%	4.40%
Variable:
Variable-rate debt	695,894	253,577	318,728	761,045
Weighted average rate	3.44%	3.28%	4.95%	4.12%

Tax-Exempt	622,964	143,860	204,070	683,174
Weighted average rate	1.90%	1.84%	2.21%	2.00%
Total variable-rate debt	1,318,858	397,437	522,798	1,444,219
Total Nonrecourse Debt	$3,161,773	$563,265	$2,387,255	$4,985,763
Net unamortized mortgage procurement costs	(32,484)	(8,909)	(22,368)	$(45,943)
Total Nonrecourse Debt, net	$3,129,289	$554,356	$2,364,887	$4,939,820
Weighted Average Rate	3.73%	3.27%	4.25%	4.03%

Forest City Realty Trust, Inc. and Subsidiaries - Appendix
Third Quarter 2017
Index

General Information	38
Selected Financial Information
Asset, Liability and Equity Information	39
Revenue and Expense Information	41
Interest Expense Information	43
Capital Expenditures Information	43
Adjusted EBITDA and NOI by Segment - Fully Consolidated Entities, Noncontrolling Interest, Company Share of Unconsolidated Entities and Company Share of Discontinued Operations	45

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - General Information

General Information

This appendix to this supplemental package contains certain financial information of entities accounted for using the full consolidated accounting method (“Fully Consolidated Entities”), financial information on our partners share of entities accounted for using the full consolidated accounting method (“Noncontrolling Interest”), financial information on our share of entities that we do not control and therefore account for using the equity method of accounting (“Company Share of Unconsolidated Entities”) and financial information on our share of entities qualifying for discontinued operations reporting (“Company Share of Discontinued Operations”).

Amounts in columns labeled “Fully Consolidated Entities” represent 100% of the activity related to all entities that are consolidated under GAAP. Amounts in the columns labeled “Company Share of Unconsolidated Entities” were derived on a property-by-property basis by applying to each financial statement line item the ownership percentage interest used to arrive at our share of net income during the period when applying the equity method of accounting. Similar calculations were performed for the amounts in the columns labeled “Noncontrolling Interest”, which represent assets we consolidate but own less than 100%, and amounts in the columns labeled “Company Share of Discontinued Operations”. A financial statement user is able to calculate Total Company Ownership by beginning with the “Fully Consolidated Entities” column, subtracting the column labeled “Noncontrolling Interest” and adding the columns labeled “Company Share of Unconsolidated Entities” and “Company Share of Discontinued Operations”.

We believe disclosing financial information on Fully Consolidated Entities, Noncontrolling Interest, Company Share of Unconsolidated Entities and Company Share of Discontinued Operations is essential to allow our financial statement users the ability to arrive at our Total Company Ownership for all of our ownership interests, irrespective of the accounting method used to account for the entity. We believe it assists investors and analysts in estimating our economic interest in our consolidated and unconsolidated joint ventures when read in conjunction with the Company’s results under GAAP. The calculation of Total Company Ownership financial information has limitations as an analytical tool. Some of these limitations include:

•
The amounts shown in the Noncontrolling Interest, Company Share of Unconsolidated Entities and Company Share of Discontinued Operations columns were derived by applying our ownership percentage interest used to arrive at our share of net income during the period when applying the equity method of accounting and calculating income/loss to minority partners under noncontrolling interest accounting as well as our share of entities qualifying for discontinued operations reporting and may not accurately depict the legal and economic implications of holding a non-controlling interest of an entity; and

•	Other companies in our industry may calculate their total company ownership amounts differently than we do, limiting the usefulness as a comparative measure.

Because of these limitations, the calculation of Total Company Ownership should not be considered in isolation or as a substitute for our financial statements as reported under GAAP. We suggest you compensate for these limitations by relying primarily on our GAAP results and using the Total Company Ownership information only supplementally.

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - Asset, Liability and Equity Information

	September 30, 2017		December 31, 2016
	Noncontrolling Interest	Company Share of Unconsolidated Investments	Noncontrolling Interest	Company Share of Unconsolidated Investments
	(in thousands)
Assets
Real Estate
Completed rental properties
Office	$111,392	$218,893	$110,427	$137,312
Apartments	369,290	777,443	374,128	970,009
Retail	—	1,979,863	—	1,979,903
Total Operations	480,682	2,976,199	484,555	3,087,224
Recently-Opened Properties/Redevelopment	486,146	212,400	339,735	123,511
Corporate	—	—	—	—
Total completed rental properties	966,828	3,188,599	824,290	3,210,735
Projects under construction
Office	—	—	—	—
Apartments	130,201	119,451	210,836	251,938
Retail	—	29,788	—	17,618
Total projects under construction	130,201	149,239	210,836	269,556
Projects under development
Operating properties	—	22,144	—	24,121
Office	—	3,295	9,021	3,287
Apartments	15,817	71,931	—	26,092
Retail	—	1,320	—	1,320
Total projects under development	15,817	98,690	9,021	54,820
Total projects under construction and development	146,018	247,929	219,857	324,376
Land inventory	5,039	946	5,026	4,359
Total Real Estate	1,117,885	3,437,474	1,049,173	3,539,470
Less accumulated depreciation	(109,191)	(743,954)	(90,917)	(790,385)
Real Estate, net	1,008,694	2,693,520	958,256	2,749,085
Cash and equivalents	31,932	64,610	22,269	69,128
Restricted cash	15,225	83,317	7,429	109,093
Accounts receivable, net	8,380	58,938	9,693	55,751
Notes receivable	(18,113)	19,893	12,343	17,239
Investments in and advances to unconsolidated entities	(55,695)	(558,178)	(58,189)	(569,864)
Lease procurement costs, net	3,132	58,728	3,040	60,150
Prepaid expenses and other deferred costs, net	6,776	17,253	7,192	23,458
Intangible assets, net	12,737	11,730	14,008	12,446
Total Assets	$1,013,068	$2,449,811	$976,041	$2,526,486

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - Asset, Liability and Equity Information

	September 30, 2017		December 31, 2016
	Noncontrolling Interest	Company Share of Unconsolidated Investments	Noncontrolling Interest	Company Share of Unconsolidated Investments
	(in thousands)
Liabilities and Equity
Liabilities
Nonrecourse mortgage debt and notes payable, net
Completed rental properties
Office	$40,701	$179,116	$41,605	$112,409
Apartments	201,526	538,356	209,660	643,307
Retail	—	1,352,431	—	1,366,375
Total Operations	242,227	2,069,903	251,265	2,122,091
Recently-Opened Properties/Redevelopment	298,523	122,351	207,577	75,482
Total completed rental properties	540,750	2,192,254	458,842	2,197,573
Projects under construction
Office	—	—	—	—
Apartments	13,606	15,756	49,485	98,497
Retail	—	—	—	—
Total projects under construction	13,606	15,756	49,485	98,497
Projects under development
Operating properties	—	—	—	—
Office	—	—	—	—
Apartments	—	156,877	—	154,599
Retail	—	—	—	—
Total projects under development	—	156,877	—	154,599
Total projects under construction and development	13,606	172,633	49,485	253,096
Land inventory	—	—	—	—
Nonrecourse mortgage debt and notes payable, net	554,356	2,364,887	508,327	2,450,669
Revolving credit facility	—	—	—	—
Term loan, net	—	—	—	—
Convertible senior debt, net	—	—	—	—
Construction payables	44,548	64,610	53,749	65,684
Operating accounts payable and accrued expenses	45,395	141,438	27,753	161,767
Accrued derivative liability	—	2,605	654	4,543
Total Accounts payable, accrued expenses and other liabilities	89,943	208,653	82,156	231,994
Cash distributions and losses in excess of investments in unconsolidated entities	(20,614)	(123,729)	(16,603)	(156,177)
Total Liabilities	623,685	2,449,811	573,880	2,526,486
Equity
Stockholders’ Equity
Stockholders’ equity before accumulated other comprehensive loss	—	—	—	—
Accumulated other comprehensive loss	—	—	—	—
Total Stockholders’ Equity	—	—	—	—
Noncontrolling interest	389,383	—	402,161	—
Total Equity	389,383	—	402,161	—
Total Liabilities and Equity	$1,013,068	$2,449,811	$976,041	$2,526,486

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - Revenue and Expense Information

	Three Months Ended September 30, 2017		Three Months Ended September 30, 2016
	Noncontrolling Interest	Company Share of Unconsolidated Investments	Noncontrolling Interest	Company Share of Unconsolidated Investments
	(in thousands)
Revenues
Rental	$17,546	$64,381	$14,714	$63,095
Tenant recoveries	1,925	17,667	2,077	17,367
Service and management fees	51	2,004	62	4,484
Parking and other	958	4,752	918	4,595
Arena	—	—	—	—
Land sales	2,092	16,497	1,022	—
Subsidized Senior Housing	—	3,206	—	12,527
Military Housing	—	—	—	—
Total revenues	22,572	108,507	18,793	102,068
Expenses
Property operating and management	7,541	26,419	5,969	29,130
Real estate taxes	2,423	9,131	1,691	8,339
Ground rent	49	2,635	133	2,926
Arena operating	—	—	—	—
Cost of land sales	1,305	15,481	296	—
Subsidized Senior Housing operating	—	1,996	—	8,253
Military Housing operating	—	—	—	—
Corporate general and administrative	—	—	—	—
Organizational transformation and termination benefits	—	—	—	—
	11,318	55,662	8,089	48,648
Depreciation and amortization	6,079	23,736	5,889	22,639
Write-offs of abandoned development projects and demolition costs	—	1,179	—	—
Impairment of real estate	—	10,600	—	306,400
Total expenses	17,397	91,177	13,978	377,687
Operating income (loss)	5,175	17,330	4,815	(275,619)
Interest and other income	514	2,117	382	592
Net gain on disposition of interest in unconsolidated entities	—	27,721	—	—
Interest expense	(4,585)	(23,824)	(3,906)	(24,254)
Amortization of mortgage procurement costs	(353)	(822)	(78)	(1,003)
Loss on extinguishment of debt	—	—	—	—
Earnings (loss) before income taxes and earnings (loss) from unconsolidated entities	751	22,522	1,213	(300,284)
Equity in earnings	2,894	(5,401)	69	(6,116)
Net gain on disposition of interest in unconsolidated entities	1,107	(27,721)	—	—
Impairment of real estate	—	10,600	—	306,400
	4,001	(22,522)	69	300,284
Earnings (loss) before income taxes	4,752	—	1,282	—
Income tax expense (benefit) of taxable REIT subsidiaries
Current	—	—	—	—
Deferred	—	—	—	—
	—	—	—	—
Earnings (loss) before loss on disposal of real estate	4,752	—	1,282	—
Net gain on disposition of interest in development project, net of tax	—	—	—	—
Net gain (loss) on disposition of full or partial interests in rental properties, net of tax	2,285	—	—	—
Earnings (loss) from continuing operations	7,037	—	1,282	—
Discontinued operations, net of tax
Operating loss from rental properties	—	—	—	—
Gain (loss) on disposition of rental properties	—	—	—	—
Equity in earnings (loss)	—	—	—	—
	—	—	—	—
Net earnings (loss)	7,037	—	1,282	—
Noncontrolling interests, gross of tax
Earnings from continuing operations attributable to noncontrolling interests	(7,037)	—	(1,282)	—
Loss from discontinued operations attributable to noncontrolling interests	—	—	—	—
	(7,037)	—	(1,282)	—
Net earnings (loss) attributable to Forest City Realty Trust, Inc.	$—	$—	$—	$—

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - Revenue and Expense Information

	Nine Months Ended September 30, 2017		Nine Months Ended September 30, 2016
	Noncontrolling Interest	Company Share of Unconsolidated Investments	Noncontrolling Interest	Company Share of Unconsolidated Investments	Company Share of Discontinued Operations
	(in thousands)
Revenues
Rental	$50,355	$191,950	$40,914	$186,515	$—
Tenant recoveries	5,790	53,002	5,306	50,305	—
Service and management fees	178	6,894	143	8,416	—
Parking and other	2,613	13,794	2,666	13,947	—
Arena	—	—	—	—	8,136
Land sales	3,999	41,065	2,235	1,317	—
Subsidized Senior Housing	—	22,684	—	37,959	—
Military Housing	—	—	—	971	—
Total revenues	62,935	329,389	51,264	299,430	8,136
Expenses
Property operating and management	21,265	79,459	15,638	76,418	—
Real estate taxes	7,101	26,778	5,627	24,248	—
Ground rent	152	7,494	400	8,261	—
Arena operating	—	—	—	—	6,938
Cost of land sales	1,821	38,889	489	401	—
Subsidized Senior Housing operating	—	13,806	—	24,176	—
Military Housing operating	—	—	—	455	—
Corporate general and administrative	—	—	—	—	—
Organizational transformation and termination benefits	—	—	—	—	—
	30,339	166,426	22,154	133,959	6,938
Depreciation and amortization	19,628	69,123	15,679	65,988	35
Write-offs of abandoned development projects and demolition costs	—	1,926	—	—	—
Impairment of real estate	—	10,600	—	306,400	—
Total expenses	49,967	248,075	37,833	506,347	6,973
Operating income (loss)	12,968	81,314	13,431	(206,917)	1,163
Interest and other income	1,486	4,093	1,151	1,347	—
Net gain on disposition of interest in unconsolidated entities	—	80,018	—	12,613	—
Interest expense	(12,119)	(71,170)	(8,944)	(74,099)	(1,738)
Amortization of mortgage procurement costs	(981)	(2,462)	(537)	(2,797)	(21)
Loss on extinguishment of debt	—	(1,625)	—	(849)	—
Earnings (loss) before income taxes and earnings (loss) from unconsolidated entities	1,354	90,168	5,101	(270,702)	(596)
Equity in earnings	3,084	(20,750)	247	(23,085)	(1,400)
Net gain on disposition of interest in unconsolidated entities	1,764	(80,018)	—	(12,613)	—
Impairment of real estate	—	10,600	—	306,400	—
	4,848	(90,168)	247	270,702	(1,400)
Earnings (loss) before income taxes	6,202	—	5,348	—	(1,996)
Income tax expense (benefit) of taxable REIT subsidiaries
Current	—	—	—	—	(431)
Deferred	—	—	—	—	(393)
	—	—	—	—	(824)
Earnings (loss) before gain on disposal of real estate	6,202	—	5,348	—	(1,172)
Net gain (loss) on disposition of interest in development project, net of tax	—	—	—	—	—
Net gain (loss) on disposition of full or partial interests in rental properties, net of tax	2,285	—	(185)	—	64,553
Earnings (loss) from continuing operations	8,487	—	5,163	—	63,381
Discontinued operations, net of tax
Operating loss from rental properties	—	—	(776)	—	350
Gain on disposition of disposal group	—	—	—	—	(64,553)
Equity in earnings (loss)	—	—	—	—	822
	—	—	(776)	—	(63,381)
Net earnings (loss)	8,487	—	4,387	—	—
Noncontrolling interests, gross of tax
Earnings from continuing operations attributable to noncontrolling interests	(8,487)	—	(5,163)	—	—
Loss from discontinued operations attributable to noncontrolling interests	—	—	776	—	—
	(8,487)	—	(4,387)	—	—
Net earnings (loss) attributable to Forest City Realty Trust, Inc.	$—	$—	$—	$—	$—

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

The interest expense and capital expenditure information shown below is for all of our consolidated investments. See the appendix for further information on noncontrolling interest share of these items plus our share of our unconsolidated investments’ interest expense and capital expenditures.
Interest Expense – The following table summarizes interest incurred, capitalized and paid on all forms of debt.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(in thousands)
Amortization and mark-to-market adjustments of derivative instruments	$958	$513	$131	$3,714
Interest incurred	36,001	43,972	104,952	129,136
Interest capitalized	(5,362)	(10,425)	(16,610)	(31,720)
Net interest expense	$31,597	$34,060	$88,473	$101,130

Capital Expenditures for our Operating Portfolio – Our diversified real estate portfolio requires capital expenditures, including tenant improvements, to maintain and improve its operating performance. The following table represents our capital expenditures by segment:

	Nine Months Ended September 30,
	2017	2016
	(in thousands)
Operating properties:
Office Segment	$15,246	$6,514
Apartment Segment	19,370	9,070
Retail Segment	475	4,156
Total operating properties	35,091	19,740
Corporate Segment	2,372	99
Tenant improvements:
Office Segment	24,886	13,260
Retail Segment	2,598	4,317
Total capital expenditures	$64,947	$37,416

Forest City Realty Trust, Inc. and Subsidiaries
Appendix

Interest Expense Information

	Three Months Ended September 30, 2017		Three Months Ended September 30, 2016
	Noncontrolling Interest	Company Share of Unconsolidated Entities	Noncontrolling Interest	Company Share of Unconsolidated Entities
	(in thousands)
Amortization and mark-to-market adjustments of derivative instruments	$19	$9	$21	$8
Interest incurred	4,851	26,169	4,328	26,654
Interest capitalized	(285)	(2,354)	(443)	(2,408)
Net interest expense	$4,585	$23,824	$3,906	$24,254

	Nine Months Ended September 30, 2017		Nine Months Ended September 30, 2016
	Noncontrolling Interest	Company Share of Unconsolidated Entities	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share of Discontinued Operations
	(in thousands)
Amortization and mark-to-market adjustments of derivative instruments	$32	$9	$23	$24	$—
Interest incurred	13,540	78,916	9,959	81,214	1,738
Interest capitalized	(1,453)	(7,755)	(1,038)	(7,139)	—
Net interest expense	$12,119	$71,170	$8,944	$74,099	$1,738

Capital Expenditures Information

	Nine Months Ended September 30, 2017		Nine Months Ended September 30, 2016
	Noncontrolling Interest	Company Share of Unconsolidated Entities	Noncontrolling Interest	Company Share of Unconsolidated Entities
	(in thousands)
Operating properties:
Office Segment	$857	$441	$223	$1,082
Apartment Segment	2,208	13,717	1,164	8,328
Retail Segment	—	11,435	—	8,883
Total operating properties	3,065	25,593	1,387	18,293
Corporate Segment	—	—	—	—
Tenant improvements:
Office Segment	315	920	577	3,572
Retail Segment	—	10,968	—	7,343
Total capital expenditures	$3,380	$37,481	$1,964	$29,208

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands)

	Three Months Ended September 30, 2017
Fully Consolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$82,020	$66,374	$6,812	$155,206	$12,476	$—	$167,682
Tenant recoveries	22,351	600	3,348	26,299	372	—	26,671
Service and management fees	577	1,463	3,725	5,765	2,387	—	8,152
Other revenues (includes Subsidized Senior Housing)	3,217	3,649	124	6,990	24,049	—	31,039
	108,165	72,086	14,009	194,260	39,284	—	233,544
Expenses
Property operating and management	(25,592)	(23,943)	(7,682)	(57,217)	(14,744)	—	(71,961)
Real estate taxes	(12,270)	(6,447)	(1,739)	(20,456)	(1,292)	—	(21,748)
Ground rent	(3,242)	(484)	(111)	(3,837)	—	—	(3,837)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(13,301)	(19,113)	(32,414)
	(41,104)	(30,874)	(9,532)	(81,510)	(29,337)	(19,113)	(129,960)
Less organizational transformation and termination benefits	—	—	—	—	—	2,633	2,633
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	20,361	20,361
Adjusted EBITDA attributable to Fully Consolidated Entities	$67,061	$41,212	$4,477	$112,750	$9,947	$3,881	$126,578
Exclude:
Land sales	—	—	—	—	(21,786)	—	(21,786)
Other land development revenues	—	—	—	—	(1,781)	—	(1,781)
Cost of land sales	—	—	—	—	13,301	—	13,301
Other land development expenses	—	—	—	—	2,977	—	2,977
Corporate general and administrative expenses	—	—	—	—	—	16,480	16,480
Write-offs of abandoned development projects	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	(20,361)	(20,361)
Subtotal NOI exclusions	$—	$—	$—	$—	$(7,289)	$(3,881)	$(11,170)
Net Operating Income attributable to Fully Consolidated Entities	$67,061	$41,212	$4,477	$112,750	$2,658	$—	$115,408
NOI exclusions per above							11,170
Depreciation and Amortization							(60,194)
Interest Expense							(31,597)
Amortization of mortgage procurement costs							(1,338)
Impairment of real estate							(44,288)
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							(2,633)
Earnings (loss) from unconsolidated entities							26,523
Earnings (loss) before income taxes							$13,051
Margin % (based on Adjusted EBITDA)	62.0%	57.2%	32.0%	58.0%	25.3%	0.0%	54.2%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

	Three Months Ended September 30, 2017
Noncontrolling Interest	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$3,303	$8,881	$—	$12,184	$5,362	$—	$17,546
Tenant recoveries	1,862	44	—	1,906	19	—	1,925
Service and management fees	—	—	—	—	51	—	51
Other revenues (includes Subsidized Senior Housing)	126	385	—	511	2,539	—	3,050
	5,291	9,310	—	14,601	7,971	—	22,572
Expenses
Property operating and management	(1,707)	(2,217)	—	(3,924)	(3,617)	—	(7,541)
Real estate taxes	(796)	(922)	—	(1,718)	(705)	—	(2,423)
Ground rent	(80)	31	—	(49)	—	—	(49)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(1,305)	—	(1,305)
	(2,583)	(3,108)	—	(5,691)	(5,627)	—	(11,318)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	514	514
Adjusted EBITDA attributable to Noncontrolling Interest	$2,708	$6,202	$—	$8,910	$2,344	$514	$11,768
Exclude:
Land sales	—	—	—	—	(2,092)	—	(2,092)
Other land development revenues	—	—	—	—	(178)	—	(178)
Cost of land sales	—	—	—	—	1,305	—	1,305
Other land development expenses	—	—	—	—	294	—	294
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	(514)	(514)
Subtotal NOI exclusions	$—	$—	$—	$—	$(671)	$(514)	$(1,185)
Net Operating Income attributable to Noncontrolling Interest	$2,708	$6,202	$—	$8,910	$1,673	$—	$10,583
NOI exclusions per above							1,185
Depreciation and Amortization							(6,079)
Interest Expense							(4,585)
Amortization of mortgage procurement costs							(353)
Impairment of real estate							—
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							—
Earnings (loss) from unconsolidated entities							4,001
Earnings (loss) before income taxes							$4,752
Margin % (based on Adjusted EBITDA)	51.2%	66.6%	0.0%	61.0%	29.4%	0.0%	52.1%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

	Three Months Ended September 30, 2017
Company Share of Unconsolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$6,752	$19,627	$37,461	$63,840	$541	$—	$64,381
Tenant recoveries	1,248	173	16,026	17,447	220	—	17,667
Service and management fees	453	823	711	1,987	17	—	2,004
Other revenues (includes Subsidized Senior Housing)	484	4,169	3,089	7,742	16,713	—	24,455
	8,937	24,792	57,287	91,016	17,491	—	108,507
Expenses
Property operating and management	(2,145)	(7,841)	(13,881)	(23,867)	(2,552)	—	(26,419)
Real estate taxes	(893)	(1,822)	(6,339)	(9,054)	(77)	—	(9,131)
Ground rent	(589)	(256)	(1,790)	(2,635)	—	—	(2,635)
Other expenses (includes Subsidized Senior Housing)	—	(1,996)	—	(1,996)	(15,481)	—	(17,477)
	(3,627)	(11,915)	(22,010)	(37,552)	(18,110)	—	(55,662)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	(677)	—	(677)	(502)	—	(1,179)
Interest and other income	—	—	—	—	—	2,117	2,117
Adjusted EBITDA attributable to Unconsolidated Entities	$5,310	$12,200	$35,277	$52,787	$(1,121)	$2,117	$53,783
Exclude:
Land sales	—	—	—	—	(16,497)	—	(16,497)
Other land development revenues	—	—	—	—	(150)	—	(150)
Cost of land sales	—	—	—	—	15,481	—	15,481
Other land development expenses	—	—	—	—	59	—	59
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	677	—	677	502	—	1,179
Interest and other income	—	—	—	—	—	(2,117)	(2,117)
Subtotal NOI exclusions	$—	$677	$—	$677	$(605)	$(2,117)	$(2,045)
Net Operating Income attributable to Unconsolidated Entities	$5,310	$12,877	$35,277	$53,464	$(1,726)	$—	$51,738
NOI exclusions per above							2,045
Depreciation and Amortization							(23,736)
Interest Expense							(23,824)
Amortization of mortgage procurement costs							(822)
Impairment of real estate							(10,600)
Net gain on disposition of interest in unconsolidated entities							27,721
Organizational transformation and termination benefits							—
Earnings (loss) from unconsolidated entities							(22,522)
Earnings (loss) before income taxes							$—
Margin % (based on Adjusted EBITDA)	59.4%	49.2%	61.6%	58.0%	(6.4)%	0.0%	49.6%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

Three Months Ended September 30, 2017
Company Share of Discontinued Operations	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
(in thousands)
Revenues
Rental	$—	$—	$—	$—	$—	$—	$—
Tenant recoveries	—	—	—	—	—	—	—
Service and management fees	—	—	—	—	—	—	—
Other revenues (includes Subsidized Senior Housing)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Expenses
Property operating and management	—	—	—	—	—	—	—
Real estate taxes	—	—	—	—	—	—	—
Ground rent	—	—	—	—	—	—	—
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$—
Exclude:
Land sales	—	—	—	—	—	—	—
Other land development revenues	—	—	—	—	—	—	—
Cost of land sales	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	—	—	—
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$—	$—	$—
Net Operating Income attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$—
NOI exclusions per above							—
Depreciation and Amortization							—
Interest Expense							—
Amortization of mortgage procurement costs							—
Impairment of real estate							—
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							—
Earnings (loss) from unconsolidated entities							—
Earnings (loss) before income taxes							$—
Margin % (based on Adjusted EBITDA)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

	Three Months Ended September 30, 2016
Fully Consolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$83,639	$65,460	$9,052	$158,151	$4,106	$—	$162,257
Tenant recoveries	25,919	971	6,248	33,138	617	—	33,755
Service and management fees	(916)	4,422	6,189	9,695	7,332	—	17,027
Other revenues (includes Subsidized Senior Housing)	8,145	3,317	(993)	10,469	14,022	—	24,491
	116,787	74,170	20,496	211,453	26,077	—	237,530
Expenses
Property operating and management	(31,937)	(26,823)	(12,827)	(71,587)	(15,873)	—	(87,460)
Real estate taxes	(13,387)	(6,085)	(1,874)	(21,346)	(336)	—	(21,682)
Ground rent	(3,162)	(507)	(111)	(3,780)	—	—	(3,780)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(3,148)	(26,009)	(29,157)
	(48,486)	(33,415)	(14,812)	(96,713)	(19,357)	(26,009)	(142,079)
Less organizational transformation and termination benefits	—	—	—	—	—	8,092	8,092
Write-offs of abandoned development projects	—	—	—	—	(10,058)	—	(10,058)
Interest and other income	—	—	—	—	—	11,980	11,980
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Fully Consolidated Entities	$68,301	$40,755	$5,684	$114,740	$(3,338)	$(5,937)	$105,465
Exclude:
Land sales	—	—	—	—	(10,325)	—	(10,325)
Other land development revenues	—	—	—	—	(2,636)	—	(2,636)
Cost of land sales	—	—	—	—	3,148	—	3,148
Other land development expenses	—	—	—	—	1,993	—	1,993
Corporate general and administrative expenses	—	—	—	—	—	17,917	17,917
Write-offs of abandoned development projects	—	—	—	—	10,058	—	10,058
Interest and other income	—	—	—	—	—	(11,980)	(11,980)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$2,238	$5,937	$8,175
Net Operating Income attributable to Fully Consolidated Entities	$68,301	$40,755	$5,684	$114,740	$(1,100)	$—	$113,640
NOI exclusions per above							(8,175)
Depreciation and Amortization							(62,892)
Interest Expense							(34,060)
Amortization of mortgage procurement costs							(1,314)
Impairment of real estate							(142,261)
Net loss on extinguishment of debt							—
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							(8,092)
(Earnings) loss from unconsolidated entities in Adjusted EBITDA							—
Earnings (loss) from unconsolidated entities							(299,967)
Earnings (loss) before income taxes							$(443,121)
Margin % (based on Adjusted EBITDA)	58.5%	54.9%	27.7%	54.3%	(12.8)%	0.0%	44.4%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

	Three Months Ended September 30, 2016
Noncontrolling Interest	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$3,193	$9,183	$—	$12,376	$2,338	$—	$14,714
Tenant recoveries	2,041	30	—	2,071	6	—	2,077
Service and management fees	—	—	—	—	62	—	62
Other revenues (includes Subsidized Senior Housing)	129	385	—	514	1,426	—	1,940
	5,363	9,598	—	14,961	3,832	—	18,793
Expenses
Property operating and management	(1,994)	(2,131)	—	(4,125)	(1,844)	—	(5,969)
Real estate taxes	(750)	(938)	—	(1,688)	(3)	—	(1,691)
Ground rent	(80)	(53)	—	(133)	—	—	(133)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(296)	—	(296)
	(2,824)	(3,122)	—	(5,946)	(2,143)	—	(8,089)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	382	382
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Noncontrolling Interest	$2,539	$6,476	$—	$9,015	$1,689	$382	$11,086
Exclude:
Land sales	—	—	—	—	(1,022)	—	(1,022)
Other land development revenues	—	—	—	—	(263)	—	(263)
Cost of land sales	—	—	—	—	296	—	296
Other land development expenses	—	—	—	—	147	—	147
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	(382)	(382)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(842)	$(382)	$(1,224)
Net Operating Income attributable to Noncontrolling Interest	$2,539	$6,476	$—	$9,015	$847	$—	$9,862
NOI exclusions per above							1,224
Depreciation and Amortization							(5,889)
Interest Expense							(3,906)
Amortization of mortgage procurement costs							(78)
Impairment of real estate							—
Net loss on extinguishment of debt							—
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA							—
Earnings (loss) from unconsolidated entities							69
Earnings (loss) before income taxes							$1,282
Margin % (based on Adjusted EBITDA)	47.3%	67.5%	0.0%	60.3%	44.1%	0.0%	59.0%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

	Three Months Ended September 30, 2016
Company Share of Unconsolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$4,404	$19,728	$36,451	$60,583	$2,512	$—	$63,095
Tenant recoveries	1,124	208	15,606	16,938	429	—	17,367
Service and management fees	1,409	2,354	698	4,461	23	—	4,484
Other revenues (includes Subsidized Senior Housing)	346	13,520	2,755	16,621	501	—	17,122
	7,283	35,810	55,510	98,603	3,465	—	102,068
Expenses
Property operating and management	(3,172)	(9,475)	(13,906)	(26,553)	(2,577)	—	(29,130)
Real estate taxes	(589)	(1,609)	(5,722)	(7,920)	(419)	—	(8,339)
Ground rent	(234)	(255)	(2,108)	(2,597)	(329)	—	(2,926)
Other expenses (includes Subsidized Senior Housing)	—	(8,253)	—	(8,253)	—	—	(8,253)
	(3,995)	(19,592)	(21,736)	(45,323)	(3,325)	—	(48,648)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	592	592
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	(46)	—	(46)	294	—	248
Adjusted EBITDA attributable to Unconsolidated Entities	$3,288	$16,172	$33,774	$53,234	$434	$592	$54,260
Exclude:
Land sales	—	—	—	—	—	—	—
Other land development revenues	—	—	—	—	(277)	—	(277)
Cost of land sales	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	116	—	116
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	(592)	(592)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	46	—	46	(294)	—	(248)
Subtotal NOI exclusions	$—	$46	$—	$46	$(455)	$(592)	$(1,001)
Net Operating Income attributable to Unconsolidated Entities	$3,288	$16,218	$33,774	$53,280	$(21)	$—	$53,259
NOI exclusions per above							1,001
Depreciation and Amortization							(22,639)
Interest Expense							(24,254)
Amortization of mortgage procurement costs							(1,003)
Impairment of real estate							(306,400)
Net loss on extinguishment of debt							—
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA							(248)
Earnings (loss) from unconsolidated entities							300,284
Earnings (loss) before income taxes							$—
Margin % (based on Adjusted EBITDA)	45.1%	45.2%	60.8%	54.0%	12.5%	0.0%	53.2%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

Three Months Ended September 30, 2016
Company Share of Discontinued Operations	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
(in thousands)
Revenues
Rental	$—	$—	$—	$—	$—	$—	$—
Tenant recoveries	—	—	—	—	—	—	—
Service and management fees	—	—	—	—	—	—	—
Other revenues (includes Subsidized Senior Housing)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Expenses
Property operating and management	—	—	—	—	—	—	—
Real estate taxes	—	—	—	—	—	—	—
Ground rent	—	—	—	—	—	—	—
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$—
Exclude:
Land sales	—	—	—	—	—	—	—
Other land development revenues	—	—	—	—	—	—	—
Cost of land sales	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	—	—	—
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$—	$—	$—
Net Operating Income attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$—
NOI exclusions per above							—
Depreciation and Amortization							—
Interest Expense							—
Amortization of mortgage procurement costs							—
Impairment of real estate							—
Net loss on extinguishment of debt							—
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA							—
Earnings (loss) from unconsolidated entities							—
Earnings (loss) before income taxes							$—
Margin % (based on Adjusted EBITDA)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

	Nine Months Ended September 30, 2017
Fully Consolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$252,913	$197,444	$20,230	$470,587	$25,508	$—	$496,095
Tenant recoveries	67,895	1,634	10,011	79,540	1,195	—	80,735
Service and management fees	1,944	6,639	12,862	21,445	8,197	—	29,642
Other revenues (includes Subsidized Senior Housing)	16,335	10,781	700	27,816	51,704	—	79,520
	339,087	216,498	43,803	599,388	86,604	—	685,992
Expenses
Property operating and management	(82,382)	(76,049)	(25,858)	(184,289)	(44,623)	—	(228,912)
Real estate taxes	(36,603)	(19,402)	(4,683)	(60,688)	(3,617)	—	(64,305)
Ground rent	(9,633)	(1,517)	(341)	(11,491)	—	—	(11,491)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(22,996)	(60,102)	(83,098)
	(128,618)	(96,968)	(30,882)	(256,468)	(71,236)	(60,102)	(387,806)
Less organizational transformation and termination benefits	—	—	—	—	—	14,021	14,021
Write-offs of abandoned development projects and demolition costs	—	—	—	—	(1,596)	—	(1,596)
Interest and other income	—	—	—	—	—	40,529	40,529
Loss on disposition of interest in development project	—	—	—	—	(113)	—	(113)
Adjusted EBITDA attributable to Fully Consolidated Entities	$210,469	$119,530	$12,921	$342,920	$13,659	$(5,552)	$351,027
Exclude:
Land sales	—	—	—	—	(45,308)	—	(45,308)
Other land development revenues	—	—	—	—	(4,748)	—	(4,748)
Cost of land sales	—	—	—	—	22,996	—	22,996
Other land development expenses	—	—	—	—	7,575	—	7,575
Corporate general and administrative expenses	—	—	—	—	—	46,081	46,081
Write-offs of abandoned development projects and demolition costs	—	—	—	—	1,596	—	1,596
Interest and other income	—	—	—	—	—	(40,529)	(40,529)
Loss on disposition of interest in development project	—	—	—	—	113	—	113
Subtotal NOI exclusions	$—	$—	$—	$—	$(17,776)	$5,552	$(12,224)
Net Operating Income attributable to Fully Consolidated Entities	$210,469	$119,530	$12,921	$342,920	$(4,117)	$—	$338,803
NOI exclusions per above							12,224
Depreciation and Amortization							(189,496)
Interest Expense							(88,473)
Amortization of mortgage procurement costs							(4,067)
Impairment of real estate							(44,288)
Net loss on extinguishment of debt							(2,843)
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							(14,021)
Loss on disposition of interest in development project							113
Earnings (loss) from unconsolidated entities							95,016
Earnings (loss) before income taxes							$102,968
Margin % (based on Adjusted EBITDA)	62.1%	55.2%	29.5%	57.2%	15.8%	0.0%	51.2%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

	Nine Months Ended September 30, 2017
Noncontrolling Interest	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$9,954	$27,049	$—	$37,003	$13,352	$—	$50,355
Tenant recoveries	5,580	171	—	5,751	39	—	5,790
Service and management fees	2	(3)	—	(1)	179	—	178
Other revenues (includes Subsidized Senior Housing)	424	1,061	—	1,485	5,127	—	6,612
	15,960	28,278	—	44,238	18,697	—	62,935
Expenses
Property operating and management	(5,272)	(7,731)	—	(13,003)	(8,262)	—	(21,265)
Real estate taxes	(2,288)	(2,802)	—	(5,090)	(2,011)	—	(7,101)
Ground rent	(240)	88	—	(152)	—	—	(152)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(1,821)	—	(1,821)
	(7,800)	(10,445)	—	(18,245)	(12,094)	—	(30,339)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	1,486	1,486
Loss on disposition of interest in development project	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Noncontrolling Interest	$8,160	$17,833	$—	$25,993	$6,603	$1,486	$34,082
Exclude:
Land sales	—	—	—	—	(3,999)	—	(3,999)
Other land development revenues	—	—	—	—	(472)	—	(472)
Cost of land sales	—	—	—	—	1,821	—	1,821
Other land development expenses	—	—	—	—	791	—	791
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	(1,486)	(1,486)
Loss on disposition of interest in development project	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(1,859)	$(1,486)	$(3,345)
Net Operating Income attributable to Noncontrolling Interest	$8,160	$17,833	$—	$25,993	$4,744	$—	$30,737
NOI exclusions per above							3,345
Depreciation and Amortization							(19,628)
Interest Expense							(12,119)
Amortization of mortgage procurement costs							(981)
Impairment of real estate							—
Net loss on extinguishment of debt							—
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							—
Loss on disposition of interest in development project							—
Earnings (loss) from unconsolidated entities							4,848
Earnings (loss) before income taxes							$6,202
Margin % (based on Adjusted EBITDA)	51.1%	63.1%	0.0%	58.8%	35.3%	0.0%	54.2%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

	Nine Months Ended September 30, 2017
Company Share of Unconsolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$20,171	$58,708	$111,794	$190,673	$1,277	$—	$191,950
Tenant recoveries	3,726	382	48,275	52,383	619	—	53,002
Service and management fees	1,334	3,162	2,796	7,292	(398)	—	6,894
Other revenues (includes Subsidized Senior Housing)	1,402	25,617	8,789	35,808	41,735	—	77,543
	26,633	87,869	171,654	286,156	43,233	—	329,389
Expenses
Property operating and management	(6,128)	(22,429)	(43,024)	(71,581)	(7,878)	—	(79,459)
Real estate taxes	(2,624)	(5,318)	(18,619)	(26,561)	(217)	—	(26,778)
Ground rent	(1,773)	(766)	(4,955)	(7,494)	—	—	(7,494)
Other expenses (includes Subsidized Senior Housing)	—	(13,806)	—	(13,806)	(38,889)	—	(52,695)
	(10,525)	(42,319)	(66,598)	(119,442)	(46,984)	—	(166,426)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	(677)	—	(677)	(1,249)	—	(1,926)
Interest and other income	—	—	—	—	—	4,093	4,093
Loss on disposition of interest in development project	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Unconsolidated Entities	$16,108	$44,873	$105,056	$166,037	$(5,000)	$4,093	$165,130
Exclude:
Land sales	—	—	—	—	(41,065)	—	(41,065)
Other land development revenues	—	—	—	—	(542)	—	(542)
Cost of land sales	—	—	—	—	38,889	—	38,889
Other land development expenses	—	—	—	—	222	—	222
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	677	—	677	1,249	—	1,926
Interest and other income	—	—	—	—	—	(4,093)	(4,093)
Loss on disposition of interest in development project	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$677	$—	$677	$(1,247)	$(4,093)	$(4,663)
Net Operating Income attributable to Unconsolidated Entities	$16,108	$45,550	$105,056	$166,714	$(6,247)	$—	$160,467
NOI exclusions per above							4,663
Depreciation and Amortization							(69,123)
Interest Expense							(71,170)
Amortization of mortgage procurement costs							(2,462)
Impairment of real estate							(10,600)
Net loss on extinguishment of debt							(1,625)
Net gain on disposition of interest in unconsolidated entities							80,018
Organizational transformation and termination benefits							—
Loss on disposition of interest in development project							—
Earnings (loss) from unconsolidated entities							(90,168)
Earnings (loss) before income taxes							$—
Margin % (based on Adjusted EBITDA)	60.5%	51.1%	61.2%	58.0%	(11.6)%	0.0%	50.1%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

Nine Months Ended September 30, 2017
Company Share of Discontinued Operations	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
(in thousands)
Revenues
Rental	$—	$—	$—	$—	$—	$—	$—
Tenant recoveries	—	—	—	—	—	—	—
Service and management fees	—	—	—	—	—	—	—
Other revenues (includes Subsidized Senior Housing)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Expenses
Property operating and management	—	—	—	—	—	—	—
Real estate taxes	—	—	—	—	—	—	—
Ground rent	—	—	—	—	—	—	—
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—
Loss on disposition of interest in development project	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$—
Exclude:
Land sales	—	—	—	—	—	—	—
Other land development revenues	—	—	—	—	—	—	—
Cost of land sales	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	—	—	—
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—
Loss on disposition of interest in development project	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$—	$—	$—
Net Operating Income attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$—
NOI exclusions per above							—
Depreciation and Amortization							—
Interest Expense							—
Amortization of mortgage procurement costs							—
Net loss on extinguishment of debt							—
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							—
Loss on disposition of interest in development project							—
Earnings (loss) from unconsolidated entities							—
Earnings (loss) before income taxes							$—
Margin % (based on Adjusted EBITDA)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

	Nine Months Ended September 30, 2016
Fully Consolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$254,028	$195,476	$30,354	$479,858	$8,128	$—	$—	$487,986
Tenant recoveries	75,539	1,590	15,581	92,710	1,279	—	—	93,989
Service and management fees	2,861	11,278	12,411	26,550	11,670	—	—	38,220
Other revenues (includes Subsidized Senior Housing)	20,532	10,867	3,276	34,675	31,368	—	3,518	69,561
	352,960	219,211	61,622	633,793	52,445	—	3,518	689,756
Expenses
Property operating and management	(94,387)	(81,333)	(33,596)	(209,316)	(49,499)	—	—	(258,815)
Real estate taxes	(39,532)	(19,453)	(6,876)	(65,861)	(1,887)	—	—	(67,748)
Ground rent	(8,916)	(1,541)	(405)	(10,862)	(4)	—	—	(10,866)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(5,190)	(74,272)	(2,730)	(82,192)
	(142,835)	(102,327)	(40,877)	(286,039)	(56,580)	(74,272)	(2,730)	(419,621)
Less organizational transformation and termination benefits	—	—	—	—	—	22,493	—	22,493
Write-offs of abandoned development projects	—	—	—	—	(10,058)	—	—	(10,058)
Interest and other income	—	—	—	—	—	32,665	—	32,665
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Fully Consolidated Entities	$210,125	$116,884	$20,745	$347,754	$(14,193)	$(19,114)	$788	$315,235
Exclude:
Land sales	—	—	—	—	(22,479)	—	—	(22,479)
Other land development revenues	—	—	—	—	(6,780)	—	—	(6,780)
Cost of land sales	—	—	—	—	5,190	—	—	5,190
Other land development expenses	—	—	—	—	6,738	—	—	6,738
Corporate general and administrative expenses	—	—	—	—	—	51,779	—	51,779
Write-offs of abandoned development projects	—	—	—	—	10,058	—	—	10,058
Interest and other income	—	—	—	—	—	(32,665)	—	(32,665)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(7,273)	$19,114	$—	$11,841
Net Operating Income attributable to Fully Consolidated Entities	$210,125	$116,884	$20,745	$347,754	$(21,466)	$—	$788	$327,076
NOI exclusions per above								(11,841)
Depreciation and Amortization								(188,521)
Interest Expense								(101,130)
Amortization of mortgage procurement costs								(4,395)
Impairment of real estate								(156,825)
Net loss on extinguishment of debt								(29,084)
Net gain on disposition of interest in unconsolidated entities								—
Organizational transformation and termination benefits								(22,493)
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								(268,267)
Earnings (loss) before income taxes								$(455,480)
Margin % (based on Adjusted EBITDA)	59.5%	53.3%	33.7%	54.9%	(27.1)%	0.0%	22.4%	45.7%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

	Nine Months Ended September 30, 2016
Noncontrolling Interest	Office	Apartments	Retail	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$9,571	$27,090	$—	$36,661	$4,253	$—	$—	$40,914
Tenant recoveries	5,205	93	—	5,298	8	—	—	5,306
Service and management fees	1	(9)	—	(8)	151	—	—	143
Other revenues (includes Subsidized Senior Housing)	419	1,454	—	1,873	3,028	—	—	4,901
	15,196	28,628	—	43,824	7,440	—	—	51,264
Expenses
Property operating and management	(5,166)	(6,380)	—	(11,546)	(4,092)	—	—	(15,638)
Real estate taxes	(2,088)	(2,921)	—	(5,009)	(618)	—	—	(5,627)
Ground rent	(240)	(160)	—	(400)	—	—	—	(400)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(489)	—	—	(489)
	(7,494)	(9,461)	—	(16,955)	(5,199)	—	—	(22,154)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	1,151	—	1,151
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Noncontrolling Interest	$7,702	$19,167	$—	$26,869	$2,241	$1,151	$—	$30,261
Exclude:
Land sales	—	—	—	—	(2,235)	—	—	(2,235)
Other land development revenues	—	—	—	—	(674)	—	—	(674)
Cost of land sales	—	—	—	—	489	—	—	489
Other land development expenses	—	—	—	—	694	—	—	694
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	(1,151)	—	(1,151)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(1,726)	$(1,151)	$—	$(2,877)
Net Operating Income attributable to Noncontrolling Interest	$7,702	$19,167	$—	$26,869	$515	$—	$—	$27,384
NOI exclusions per above								2,877
Depreciation and Amortization								(15,679)
Interest Expense								(8,944)
Amortization of mortgage procurement costs								(537)
Impairment of real estate								—
Net loss on extinguishment of debt								—
Net gain on disposition of interest in unconsolidated entities								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								247
Earnings (loss) before income taxes								$5,348
Margin % (based on Adjusted EBITDA)	50.7%	67.0%	0.0%	61.3%	30.1%	0.0%	0.0%	59.0%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

	Nine Months Ended September 30, 2016
Company Share of Unconsolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$12,349	$58,771	$109,381	$180,501	$6,014	$—	$—	$186,515
Tenant recoveries	2,639	408	46,062	49,109	1,196	—	—	50,305
Service and management fees	2,021	4,356	1,991	8,368	48	—	—	8,416
Other revenues (includes Subsidized Senior Housing)	205	40,901	9,922	51,028	2,195	—	971	54,194
	17,214	104,436	167,356	289,006	9,453	—	971	299,430
Expenses
Property operating and management	(6,126)	(24,312)	(41,040)	(71,478)	(4,940)	—	—	(76,418)
Real estate taxes	(1,768)	(4,831)	(16,682)	(23,281)	(967)	—	—	(24,248)
Ground rent	(693)	(766)	(6,033)	(7,492)	(769)	—	—	(8,261)
Other expenses (includes Subsidized Senior Housing)	—	(24,176)	—	(24,176)	(401)	—	(455)	(25,032)
	(8,587)	(54,085)	(63,755)	(126,427)	(7,077)	—	(455)	(133,959)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	1,347	—	1,347
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	(155)	—	(155)	2,361	—	(18)	2,188
Adjusted EBITDA attributable to Unconsolidated Entities	$8,627	$50,196	$103,601	$162,424	$4,737	$1,347	$498	$169,006
Exclude:
Land sales	—	—	—	—	(1,317)	—	—	(1,317)
Other land development revenues	—	—	—	—	(338)	—	—	(338)
Cost of land sales	—	—	—	—	401	—	—	401
Other land development expenses	—	—	—	—	540	—	—	540
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	(1,347)	—	(1,347)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	155	—	155	(2,361)	—	18	(2,188)
Subtotal NOI exclusions	$—	$155	$—	$155	$(3,075)	$(1,347)	$18	$(4,249)
Net Operating Income attributable to Unconsolidated Entities	$8,627	$50,351	$103,601	$162,579	$1,662	$—	$516	$164,757
NOI exclusions per above								4,249
Depreciation and Amortization								(65,988)
Interest Expense								(74,099)
Amortization of mortgage procurement costs								(2,797)
Impairment of real estate								(306,400)
Net loss on extinguishment of debt								(849)
Net gain on disposition of interest in unconsolidated entities								12,613
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								(2,188)
Earnings (loss) from unconsolidated entities								270,702
Earnings (loss) before income taxes								$—
Margin % (based on Adjusted EBITDA)	50.1%	48.1%	61.9%	56.2%	50.1%	0.0%	51.3%	56.4%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three and Nine Months Ended September 30, 2017 and 2016 (in thousands) (continued)

Nine Months Ended September 30, 2016
Company Share of Discontinued Operations	Office	Apartments	Retail	Total Operations	Development	Corporate	Other	Total
(in thousands)
Revenues
Rental	$—	$—	$—	$—	$—	$—	$—	$—
Tenant recoveries	—	—	—	—	—	—	—	—
Service and management fees	—	—	—	—	—	—	—	—
Other revenues (includes Subsidized Senior Housing)	—	—	—	—	—	—	8,136	8,136
	—	—	—	—	—	—	8,136	8,136
Expenses
Property operating and management	—	—	—	—	—	—	—	—
Real estate taxes	—	—	—	—	—	—	—	—
Ground rent	—	—	—	—	—	—	—	—
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	—	—	(6,938)	(6,938)
	—	—	—	—	—	—	(6,938)	(6,938)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$1,198	$1,198
Exclude:
Land sales	—	—	—	—	—	—	—	—
Other land development revenues	—	—	—	—	—	—	—	—
Cost of land sales	—	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	—	—	—	—
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$—	$—	$—	$—
Net Operating Income attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$1,198	$1,198
NOI exclusions per above								—
Depreciation and Amortization								(35)
Interest Expense								(1,738)
Amortization of mortgage procurement costs								(21)
Impairment of real estate								—
Net loss on extinguishment of debt								—
Net gain on disposition of interest in unconsolidated entities								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								(1,400)
Earnings (loss) before income taxes								$(1,996)
Margin % (based on Adjusted EBITDA)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	14.7%	14.7%